A U D I T E D   S T A T U T O R Y - B A S I S   F I N A N C I A L

S T A T E M E N T S

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2022, 2021 and 2020

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2022, and the related notes to the financial statements (collectively referred to as the financial statements).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Boston, Massachusetts
March 30, 2023

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2022	2021
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$6,167	$5,828
Stocks:
Preferred stocks	15	13
Common stocks	64	72
Mortgage loans on real estate	624	659
Real estate:
Investment properties	241	236
Cash, cash equivalents and short-term investments	73	17
Policy loans	138	135
Derivatives	399	1,087
Receivable for securities	1	-
Other invested assets	778	823
Total cash and invested assets	8,500	8,870
Investment income due and accrued	69	77
Premiums due	6	3
Amounts recoverable from reinsurers	17	77
Funds held by or deposited with reinsured companies	751	776
Net deferred tax asset	124	113
Other reinsurance receivable	28	22
Amounts due from affiliates	278	307
Other assets	6	8
Assets held in separate accounts	7,348	9,241
Total admitted assets	$17,127	$19,494

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2022	2021
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$6,602	$6,596
Policyholders’ and beneficiaries’ funds	210	221
Dividends payable to policyholders	4	5
Policy benefits in process of payment	-	15
Other amount payable on reinsurance	82	81
Other policy obligations	-	1
Total policy and contract obligations	6,898	6,919
Payable to parent and affiliates	30	6
Transfers to (from) separate account due or accrued, net	(15)	(17)
Asset valuation reserve	187	198
Reinsurance in unauthorized companies	110	23
Funds withheld from unauthorized reinsurers	331	372
Interest maintenance reserve	559	632
Current federal income taxes payable	13	16
Derivatives	237	691
Payables for collateral on derivatives	81	31
Payables for securities	31	-
Other general account obligations	96	62
Obligations related to separate accounts	7,348	9,241
Total liabilities	15,906	18,174

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2022 and 2021)	2	2
Paid-in surplus	913	913
Unassigned surplus	306	405
Total capital and surplus	1,221	1,320
Total liabilities and capital and surplus	$17,127	$19,494

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2022	2021	2020
(in millions)

Premiums and other revenues:
Life and annuity premiums, net	$(223)	$1,006	$962
Consideration for supplementary contracts with life contingencies	8	9	12
Net investment income	353	410	328
Amortization of interest maintenance reserve	23	24	21
Commissions and expense allowance on reinsurance ceded	(40)	20	22
Reserve adjustment on reinsurance ceded	1,128	-	-
Separate account administrative and contract fees	97	109	99
Other revenue	26	32	34
Total premiums and other revenues	1,372	1,610	1,478

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,347	1,690	1,372
Annuity benefits	134	145	121
Disability benefits	1	1	2
Interest and adjustments on policy or deposit-type funds	7	7	7
Payments on supplementary contracts with life contingencies	7	7	12
Increase (decrease) in life and annuity reserves	3	215	530
Total benefits paid or provided	1,499	2,065	2,044

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	53	72	69
General expenses	38	52	41
Insurance taxes, licenses and fees	15	13	9
Net transfers to (from) separate accounts	(262)	(712)	(375)
Investment income ceded	15	19	39
Other (income) deductions	(197)	(71)	(66)
Total insurance expenses and other deductions	(338)	(627)	(283)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	211	172	(283)
Dividends to policyholders	11	9	12
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	200	163	(295)
Federal income tax expense (benefit)	29	7	(15)
Income (loss) from operations before net realized capital gains (losses)	171	156	(280)

Net realized capital gains (losses)	42	(14)	(7)
Net income (loss)	$213	$142	$(287)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2020	$2	$913	$509	$1,424
Net income (loss)			(287)	(287)
Change in net unrealized capital gains (losses)			73	73
Change in net deferred income tax			87	87
Decrease (increase) in non-admitted assets			(41)	(41)
Change in liability for reinsurance in unauthorized reinsurance			(6)	(6)
Change in reserve due to change in valuation basis			(36)	(36)
Decrease (increase) in asset valuation reserves			5	5
Change in surplus as a result of reinsurance			(4)	(4)
Other adjustments, net			(2)	(2)
Balances at December 31, 2020	2	913	298	1,213

Net income (loss)			142	142
Change in net unrealized capital gains (losses)			(55)	(55)
Change in net deferred income tax			7	7
Decrease (increase) in non-admitted assets			(11)	(11)
Change in liability for reinsurance in unauthorized reinsurance			(8)	(8)
Decrease (increase) in asset valuation reserves			36	36
Change in surplus as a result of reinsurance			(5)	(5)
Other adjustments, net			1	1
Balances at December 31, 2021	2	913	405	1,320

Net income (loss)			213	213
Change in net unrealized capital gains (losses)			(141)	(141)
Change in net deferred income tax			(8)	(8)
Decrease (increase) in non-admitted assets			(17)	(17)
Change in liability for reinsurance in unauthorized reinsurance			(87)	(87)
Decrease (increase) in asset valuation reserves			11	11
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			30	30
Balances at December 31, 2022	$2	$913	$306	$1,221

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2022	2021	2020

(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$937	$1,017	$975
Net investment income received	371	422	329
Separate account fees	97	109	99
Commissions and expenses allowance on reinsurance ceded	(10)	15	18
Miscellaneous income	41	61	64
Benefits and losses paid	(1,481)	(1,883)	(1,543)
Net transfers from (to) separate accounts	265	715	376
Commissions and expenses (paid) recovered	73	(57)	(109)
Dividends paid to policyholders	(12)	(12)	(16)
Federal and foreign income and capital gain taxes (paid) recovered	(26)	(121)	15
Net cash provided by operating activities	255	266	208

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,438	3,475	3,176
Stocks	3	49	38
Mortgage loans on real estate	87	117	58
Other invested assets	107	192	165
Derivatives	76	-	-
Total investment proceeds	1,711	3,833	3,437

Cost of investments acquired:
Bonds	1,847	3,923	3,364
Stocks	-	5	4
Mortgage loans on real estate	52	94	133
Real estate	10	4	2
Other invested assets	26	79	55
Derivatives	-	29	63
Total cost of investments acquired	1,935	4,134	3,621
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	80	(15)	(175)
Net (increase) decrease in policy loans	(3)	(7)	(6)
Net cash provided by (used in) investment activities	(147)	(323)	(365)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(11)	(5)	(7)
Dividend paid to parent	(100)	-	-
Other cash provided (applied)	59	72	158
Net cash provided by (used in) financing and miscellaneous activities	(52)	67	151

Net increase (decrease) in cash, cash equivalents and short-term investments	56	10	(6)
Cash, cash equivalents and short-term investments at beginning of year	17	7	13
Cash, cash equivalents and short-term investments at end of year	$73	$17	$7

Non-cash activities during the year:
Bonds transfer of assets	$-	$10	$-
Mortgage loans transfer of assets	-	(10)	-

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company’s results and operations have been and may continue to be adversely impacted by COVID-19 and the economic environment. The adverse effects include but are not limited to recessionary economic trends in markets the Company operates in, significant market volatility, increase in credit risk, strain on commodity markets and alternative long duration asset (“ALDA”) prices, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and their duration contribute additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2022, 2021 and 2020, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2022 and 2021, the Company held reserves of $ 404 million and $ 423 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•	At December 31, 2022 and 2021, the Company held reserves of $800 million and $800 million, respectively, as a result of asset adequacy testing (“AAT”).

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. In 2020, the New York State Department of Financial Services (“NY DFS”) adopted Insurance Regulation 213 (“Reg 213”) amendments, introducing the NY DFS’s version of principle-based reserving (“PBR”) for companies filing in New York. The Company received approval for a 1-year deferral on PBR implementation for Permanent Life policies. At December 31, 2021, PBR has been implemented for Term Life, Permanent Life and Variable Annuity policies.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2022 and 2021. Reserves at December 31, 2022 and 2021 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NY DFS Reg 213 §103.6. The reserve is calculated using stochastic scenarios and assumptions set by the Company, subject to two reserve floors, one based on a standardized calculation using prescribed stochastic scenarios and assumptions, the other using a prescribed, standard scenario.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 14% and 14% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2022 and 2021, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

based on profit emergence over the expected life of the policies or over the premium payment period; (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; and (q) lease liabilities would be recognized for future cash flows of leases, with offsetting right of use assets.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2022 and 2021, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

During 2021, the NAIC Valuation of Securities Task Force (“VOSTF”) adopted changes to the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual’) for real estate lease-backed securities, impacting the assets reclassified under the guidelines for ground lease financing transactions. As a result, the Company reclassified $10 million from mortgage loans to bonds. The reclassifications had no material impact on the Company’s financial position, results of operations, financial statement disclosures and Risk-Based Capital.

Adoption of New Accounting Standards

INT 22-02: Third Quarter 2022 Reporting of the Inflation Reduction Act — Corporate Alternative Minimum Tax (“CAMT”) (“INT 22-02”) initially provided interpretive guidance for third quarter 2022 reporting purposes. In this statutory interpretation, a consensus was reached that a reasonable estimate for the tax calculations affected by the CAMT was not determinable for reporting in the third quarter 2022 statutory-basis financial statements. Because reasonable estimates were not determinable, reporting entities did not record the effect of the CAMT in their quarterly statement blank, but they were required to make certain disclosures regarding the CAMT and the Act. Statutory Accounting Principles Working Group (“SAPWG”) subsequently revised INT 22-02 to extend its applicability to year-end 2022 and first quarter 2023 statutory-basis financial statements, with an additional disclosure requirement related to a reporting entity’s status as an applicable corporation. The revised statutory interpretation also provides an exception such that updated estimates or tax calculations affected by the Act determined after the filing date of the relevant financial statements (i.e., annual or quarterly statement blank) would not be recognized as Type I subsequent events. This exception is intended to prevent a reporting entity from having to amend its audited statutory-basis financial statements for material Type I subsequent events resulting from updated information received after the filing date of the 2022 annual statement blank related to the accounting for the enactment of the Act. INT 22-02 will be automatically nullified on 15 June 2023.

In May 2022, the Group Capital Calculation (“GCC”) Working Group of the NAIC adopted the 2022 GCC Instructions and Template which will be used by a number of states for year-end 2022 filings. This comes after the NAIC had previously adopted the initial GCC Instructions and Template in November 2020 along with revisions to NAIC Model Law #440, Insurance Holding Company System Regulatory Act, and Model Law #450, the Insurance Holding Company System Model Regulation with Reporting Forms and Instructions. The amendments to the models provide legislative language for states use in enabling the GCC. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), the Company is not subject to these new capital calculations.

In April 2022, the NAIC adopted non-substantive revisions to the Statement of Statutory Accounting Principles (“SSAP”) No. 43R, Loan-Backed and Structured Securities, to reflect updated NAIC designation/NAIC designation category guidance adopted by the Valuation of Securities (E) Task Force (“VOSTF”) in October 2021 to the Purposes and Procedures Manual of the NAIC Investment Analysis Office, for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The updated instructions designate that 1) modeled RMBS/CMBS tranches that do not have expected losses will be assigned an NAIC 1 Designation and a NAIC 1.A. Designation Category, and 2) financial modeling for “legacy” RMBS/CMBS securities (those that closed prior to January 1, 2013), shall continue to utilize the insurer’s carrying value for said modeling. Adoption of the new guidance happened in the ordinary course of the Company’ operations and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company’s exposure to these changes is not significant and has not resulted in significant changes to the Company’s risk management strategies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective January 1, 2020, NY DFS adopted Reg 213 §103.6. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance was effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The State of New York enacted and adopted #785 and #786 legislation effective September 1, 2021. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow PBR for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. NY DFS adopted Reg 213 amendments in 2020. The Company previously received approval from NY DFS to defer this adoption until January 1, 2021 for Permanent Life policies. PBR has now been implemented for Term Life policies (new policies written after adoption), and Variable Annuity policies (all in-force) and Permanent Life policies. Adoption is on a prospective basis, therefore, there was no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In December 2022, the NAIC introduced a new SAP concept for discussion to assess current guidance for disallowed negative Interest Maintenance Reserve (“IMR”). The concept would amend SSAP No. 7 – Asset Valuation Reserve and Interest Maintenance Reserve to treat negative IMR as admissible with potential guardrails to preserve surplus. The Company is monitoring this exposure and assessing the potential impact on the Company’s financial position, results of operations, and financial statement disclosures.

On August 10, 2022, the NAIC adopted the amendments to SSAP No. 86, Derivatives, after interested parties submitted comments in favor of them. This adoption created Exhibit A, which accepts U.S. GAAP guidance with modifications for assessing hedge efficacy, and SSAP No. 86, which contains measurement technique instructions for excluded components. These changes authorized early adoption and January 1, 2023 implementation. The NAIC required an empty proposal in Schedule DB reporting fields and templates to record new disclosures for prohibited components and the action to adopt.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investment schedule and disclosure standards will change by 2023. This will be adopted by the Company in 2023 and is not expected to have a material impact on the financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2022, 2021 and 2020.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2022:
U.S. government and agencies	$2,823	$-	$(857)	$1,966
States and political subdivisions	148	-	(28)	120
Foreign governments	42	1	(4)	39
Corporate bonds	2,823	9	(419)	2,413
Mortgage-backed and asset-backed securities	331	3	(33)	301
Total bonds	$6,167	$13	$(1,341)	$4,839

December 31, 2021:
U.S. government and agencies	$2,929	$83	$(17)	$2,995
States and political subdivisions	115	8	(1)	122
Foreign governments	42	7	-	49
Corporate bonds	2,438	239	(14)	2,663
Mortgage-backed and asset-backed securities	304	33	(1)	336
Total bonds	$5,828	$370	$(33)	$6,165

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2022, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$105	$105
Due after one year through five years	800	754
Due after five years through ten years	564	504
Due after ten years	4,367	3,175
Mortgage-backed and asset-backed securities	331	301
Total	$6,167	$4,839

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2022	2021
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$6	$99
Bonds and cash pledged in support of exchange-traded futures	11	38
Bonds and cash pledged in support of cleared interest rate swaps	31	35
Total fair value	$48	$172

At carrying value:
Bonds on deposit with government authorities	$-	$-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-
Total carrying value	$-	$-

At December 31, 2022 and 2021, the Company held below investment grade corporate bonds of $56 million and $76 million, with an aggregate fair value of $46 million and $81 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2022 and 2021, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2022:
U.S. government and agencies	$1,178	$(496)	$785	$(361)	$1,963	$(857)
States and political subdivisions	74	(20)	27	(8)	101	(28)
Foreign governments	-	-	7	(4)	7	(4)
Corporate bonds	1,612	(269)	412	(150)	2,024	(419)
Mortgage-backed and asset-backed securities	203	(23)	22	(10)	225	(33)
Total	$3,067	$(808)	$1,253	$(533)	$4,320	$(1,341)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2021:
U.S. government and agencies	$985	$(13)	$221	$(4)	$1,206	$(17)
States and political subdivisions	39	(1)	3	-	42	(1)
Foreign governments	4	-	-	-	4	-
Corporate bonds	571	(12)	29	(2)	600	(14)
Mortgage-backed and asset-backed securities	27	(1)	-	-	27	(1)
Total	$1,626	$(27)	$253	$(6)	$1,879	$(33)

At December 31, 2022 and 2021, there were 659 and 150 bonds that had a gross unrealized loss of which the single largest unrealized loss was $341 million and $13 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2022	2021	2020
(in millions)
Proceeds	$1,280	$3,079	$3,035
Realized gross gains	3	64	493
Realized gross losses	(42)	(129)	(5)

For the years ended December 31, 2022 and 2021, realized capital losses include $0 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 0 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2022 and 2021.

Affiliate Transactions

In 2022, the Company sold certain bonds to an affiliate, JHUSA. These bonds had a book value of $185 million and fair value of $161 million. The Company recognized $24 million in pre-tax realized losses before transfer to the IMR.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”), for $124 million.

In 2021, the Company sold certain bonds to an affiliate, JHUSA. These bonds had a book value of $209 million and fair value of $214 million. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $50 million and fair value of $49 million. The Company recognized $1 million in pre-tax realized loss before transfer to the IMR.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHUSA, for $72 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $46 million.

In 2020, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $59 million and fair value of $65 million. The Company recognized $6 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2022:
Preferred stocks:
Nonaffiliated	$8	$7	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	49	16	(1)	64
Affiliates*	-	-	-	-
Total stocks	$57	$23	$(1)	$79

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2021:
Preferred stocks:
Nonaffiliated	$8	$5	$-	$13
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	51	21	-	72
Affiliates*	-	-	-	-
Total stocks	$59	$26	$-	$85

*Affiliates - fair value represents the carrying value

At December 31, 2022 and 2021, there were 13 and 2 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2022 and 2021, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2022, 2021 and 2020, realized capital losses include $0 million, $0 million, and $3 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 14 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2022 and 2021, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2022:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$237	East North Central	$46
Industrial	78	East South Central	5
Office buildings	134	Middle Atlantic	144
Retail	117	Mountain	42
Agricultural	-	New England	14
Agribusiness	1	Pacific	241
Mixed use	-	South Atlantic	54
Other	57	West North Central	37
Allowance	-	West South Central	41
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$624	Total mortgage loans on real estate	$624

December 31, 2021:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$273	East North Central	$49
Industrial	75	East South Central	5
Office buildings	135	Middle Atlantic	152
Retail	124	Mountain	40
Agricultural	-	New England	12
Agribusiness	1	Pacific	236
Mixed use	-	South Atlantic	83
Other	51	West North Central	38
Allowance	-	West South Central	44
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$659	Total mortgage loans on real estate	$659

At December 31, 2022, the aggregate mortgages outstanding to any one borrower do not exceed $32 million.

During 2022, the respective maximum and minimum lending rates for mortgage loans issued were 5.57% and 3.02% for commercial loans. The Company issued no agricultural loans during 2022 or 2021. The Company issued no purchase money mortgages in 2022 or 2021. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2022 and 2021, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2022, 2021 and 2020, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2022:
Recorded Investment
Current	$1	$-	$622	$1	$624
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2021:
Recorded Investment
Current	$1	$-	$657	$1	$659
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2022 and 2021. The Company was not a participant or co-lender in a mortgage loan agreement in 2022 and 2021.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2022	2021
(in millions)
AAA	$18	$22
AA	204	244
A	250	268
BBB	151	120
BB	1	5
B and lower and unrated	-	-
Total	$624	$659

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2022	2021
(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	289	281
Properties held for sale	-	-
Less accumulated depreciation	(48)	(45)
Total	$241	$236

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2022, 2021 and 2020, respectively.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2022 and 2021.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $8 million, $0 million, and $9 million of impairments on partnerships and LLCs in 2022, 2021, and 2020, respectively. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2022 or 2021.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2022	2021	2020
(in millions)
Income:
Bonds	$177	$166	$161
Preferred stocks	-	-	-
Common stocks	-	1	1
Mortgage loans on real estate	30	31	29
Real estate	35	34	46
Policy loans	6	6	5
Cash, cash equivalents and short-term investments	5	-	2
Other invested assets	119	168	92
Derivatives	28	45	36
Other income	(2)	-	-
Total investment income	398	451	372

Expenses
Investment expenses	(36)	(32)	(35)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(4)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(5)
Total investment expenses	(45)	(41)	(44)
Net investment income	$353	$410	$328

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

		Years Ended December 31,
	2022	2021	2020
(in millions)
Realized capital gains (losses)	$(14)	$(69)	$500

Less amount transferred to the IMR (net of related tax benefit (expense) of $13 in 2022, $16 in 2021, and $(102) in 2020)	(49)	(61)	384
Realized capital gains (losses) before tax	35	(8)	116
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	(7)	6	123
Net realized capital gains (losses)	$42	$(14)	$(7)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

		December 31, 2022

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$143	$2	$-	$25	$-
Cash flow hedges	Interest rate swaps	-	-	-	-	-
Total Derivatives in Effective Hedge Accounting Relationships		$143	$2	$-	$25	$-

Other Hedging Relationships
	Interest rate swaps	$6,250	$397	$234	$397	$234
	Interest rate futures	45	-	-	-	-
	Equity index options	158	-	3	-	3
	Equity index futures	38	-	-	-	-
Total Derivatives in Other Hedging Relationships		$6,491	$397	$237	$397	$237
Total Derivatives		$6,634	$399	$237	$422	$237

		December 31, 2021

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$146	$2	$-	$10	$15
Cash flow hedges	Interest rate swaps	-	-	-	-	-
Total Derivatives in Effective Hedge Accounting Relationships		$146	$2	$-	$10	$15

Other Hedging Relationships
	Interest rate swaps	$7,679	$1,082	$691	$1,082	$691
	Interest rate futures	126	-	-	-	-
	Equity index options	139	3	-	3	-
	Equity index futures	181	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,125	$1,085	$691	$1,085	$691
Total Derivatives		$8,271	$1,087	$691	$1,095	$706

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2022, 2021 and 2020, the Company recorded net unrealized gains/(losses) of $0 million, ($1) million, and $7 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2022, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 0 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $0 million, $0 million, and $1 million (including $0 million, $0 million, and $1 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2022, 2021 and 2020, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

For the years ended December 31, 2022, 2021 and 2020 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2022	2021	2020
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(227)	$(118)	$144
Interest rate futures	-	-	(1)
Equity index options	(5)	1	-
Equity index futures	6	(2)	(2)
Total net unrealized capital gain (loss)	$(226)	$(119)	$141

Net realized capital gain (loss):
Interest rate swaps	$(6)	$(1)	$1
Interest rate futures	26	4	(11)
Equity index options	(3)	6	3
Equity index futures	52	(37)	(54)
Total net realized capital gain (loss)	$69	$(28)	$(61)
Total gain (loss) from derivatives in other hedging relationships	$(157)	$(147)	$80

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2022 and 2021, the Company had accepted collateral consisting of cash of $81 million and $31 million and various securities with a fair value of $124 million and $545 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2023	$7
2024	-
2025	-
2026	-
Thereafter	-
Total Future Settled Premiums	$7

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$ 6	$3	$9
Current Year	$ 7	$(2)	$4

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2022
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	64	64	45	-	19	-
Total common stocks	64	64	45	-	19	-
Derivatives:
Interest rate swaps	397	397	-	397	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	397	397	-	397	-	-
Assets held in separate accounts	7,348	7,348	7,348	-	-	-
Total assets	$7,809	$7,809	$7,393	$397	$19	$-

Liabilities:
Derivatives:
Interest rate swaps	$234	$234	$-	$234	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	237	237	-	237	-	-
Liabilities held in separate accounts	7,348	7,348	7,348	-	-	-
Total liabilities	$7,585	$7,585	$7,348	$237	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2021
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	72	72	59	-	13	-
Total common stocks	72	72	59	-	13	-
Derivatives:
Interest rate swaps	1,082	1,082	-	1,082	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	1,085	1,085	-	1,085	-	-
Assets held in separate accounts	9,241	9,241	9,241	-	-	-
Total assets	$10,398	$10,398	$9,300	$1,085	$13	$-

Liabilities:
Derivatives:
Interest rate swaps	$691	$691	$-	$691	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	691	691	-	691	-	-
Liabilities held in separate accounts	9,241	9,241	9,241	-	-	-
Total liabilities	$9,932	$9,932	$9,241	$691	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2022
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$6,167	$4,839	$96	$4,615	$128
Preferred stocks	15	15	-	-	15
Mortgage loans on real estate	624	567	-	-	567
Cash, cash equivalents and short term investments	73	73	73	-	-
Policy loans	138	138	-	138	-
Derivatives in effective hedge accounting	2	25	-	25	-
Total assets	$7,019	$5,657	$169	$4,778	$710

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	62	60	-	-	60
Policyholders’ and beneficiaries’ funds	121	128	-	128	-
Derivatives in effective hedge accounting	-	-	-	-	-
Total liabilities	$183	$188	$-	$128	$60

	December 31, 2021
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$5,828	$6,165	$-	$5,989	$176
Preferred stocks	13	13	-	-	13
Mortgage loans on real estate	659	714	-	-	714
Cash, cash equivalents and short term investments	17	17	17	-	-
Policy loans	135	135	-	135	-
Derivatives in effective hedge accounting	2	10	-	10	-
Total assets	$6,654	$7,054	$17	$6,134	$903

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	66	64	-	-	64
Policyholders’ and beneficiaries’ funds	126	131	-	131	-
Derivatives in effective hedge accounting	-	15	-	15	-
Total liabilities	$192	$210	$-	$146	$64

(1) Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2022, 2021 and 2020, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2022	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2022
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	13	-	6	-	-	-	-	-	-	-	19
Total common stocks	13	-	6	-	-	-	-	-	-	-	19
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$13	$-	$6	$-	$-	$-	$-	$-	$-	$-	$19

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2021	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2021
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	9	-	4	-	-	-	-	-	-	-	13
Total common stocks	9	-	4	-	-	-	-	-	-	-	13
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$9	$-	$4	$-	$-	$-	$-	$-	$-	$-	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	11	5	(1)	-	-	-	(6)	-	-	-	9
Total common stocks	11	5	(1)	-	-	-	(6)	-	-	-	9
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$11	$5	$(1)	$-	$-	$-	$(6)	$-	$-	$-	$9

(1) This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2) Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3) For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums earned
Direct	$1,046	$1,100	$1,034
Assumed	136	144	163
Ceded	(1,405)	(238)	(235)
Net	$(223)	$1,006	$962

Benefits to policyholders ceded	$(648)	$(472)	$(553)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2022, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2022, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2022, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $612 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$ (57)	$(54)	$(62)
Premiums assumed	23	22	25
Benefits ceded	(147)	(145)	(157)
Benefits assumed	59	58	63

Other reinsurance receivable (payable)	-	9	-
Funds held by or deposited with reinsured companies	751	776	806

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreement:

	Year ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$ -	$ -	$ -
Benefits ceded, net	(10)	(4)	(10)

Other reinsurance receivable	1	1	1
Other amounts payable on reinsurance	-	-	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with RGA to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $92 million and related invested assets of $98 million. The Company recognized a pre-tax gain of $3 million net of realized capital gains, including a ceding commission received of $1 million, and an increase of $3 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on February 7, 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(32)	(33)	(34)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	3	4	4
Other amounts payable on reinsurance	-	-	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $352 million and related invested assets of $437 million. The Company incurred a pre-tax loss of $80 million net of realized capital gains, including a ceding commission paid of $26 million, and a decrease of $60 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on March 15, 2019.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$(1)	$(2)	$(2)
Benefits ceded, net	(88)	(76)	(79)

Other reinsurance receivable	22	8	7
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Venerable Holdings, Inc (“Venerable”) Agreements:

Year ended December 31,
2022
(in millions)
Premiums ceded, net	$(1,183)
Benefits ceded, net	(26)

Other reinsurance receivable	-
Other amounts payable on reinsurance	1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 30, 2022, the Company entered into a Principal Transaction Agreement with Venerable Holdings, Inc. (“Venerable”) to cede 80% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies effective on October 1, 2022. Under the terms of the agreement the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $98 million and cash paid of $54 million. The Company recorded a pre-tax gain of $44 million and an increase of $35 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction closed on October 3, 2022.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. During December 2021, the Company collected $1 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2022, SRUS is still listed as an accredited reinsurer with the State of New York Department of Financial Services. The Company recorded a reserve credit of $6 million and $7 million as of December 31, 2022 and 2021 respectively related to the various agreements with SRUS.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums assumed, net	$113	$122	$138
Benefits assumed, net	578	377	439

Other reinsurance receivable	-	8	6
Other amounts payable on reinsurance	65	56	59
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	(70)	(136)	(171)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	(24)	(9)	(28)

Other reinsurance receivable (payable)	3	3	19
Funds withheld from unauthorized reinsurers	-	-	-
Treaty Settlement received (paid)	24	9	23

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$11	$6	$4
Benefits ceded	(32)	(16)	(19)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	331	372	379
Treaty Settlement received (paid)	(3)	(3)	(3)

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2022 and 2021, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/”DTL”) are as follows:

	December 31, 2022
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$351	$1	$352
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	351	1	352
(d) Deferred tax assets nonadmitted	94	-	94
(e) Subtotal net admitted deferred tax asset (c - d)	257	1	258
(f) Deferred tax liabilities	122	12	134
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$135	$(11)	$124

	December 31, 2021
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$345	$-	$345
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	345	-	345
(d) Deferred tax assets nonadmitted	75	-	75
(e) Subtotal net admitted deferred tax asset (c - d)	270	-	270
(f) Deferred tax liabilities	138	19	157
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$132	$(19)	$113

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$7	$1	$8
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	7	1	8
(d) Deferred tax assets nonadmitted	20	-	20
(e) Subtotal net admitted deferred tax asset (c - d)	(13)	1	(12)
(f) Deferred tax liabilities	(16)	(7)	(23)
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$3	$8	$11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2022
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	123	-	123
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	123	-	123
2. Adjusted gross deferred tax assets allowed per limitation threshold.	165	-	165
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	134	-	134
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$257	$1	$258

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	113	-	113
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	113	-	113
2. Adjusted gross deferred tax assets allowed per limitation threshold.	181	-	181
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	157	-	157

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$270	$-	$270

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	10	-	10
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	10	-	10
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(16)	-	(16)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(23)	-	(23)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(13)	$1	$(12)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2022	2021
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	960%	1005%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,098	$1,207

Impact of tax planning strategies is as follows:

	December 31, 2022
	(1)	(2)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$351	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$257	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021
	(3)	(4)

	Ordinary	Capital

(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$345	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$270	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$6	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(13)	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2022	2021	Change
(in millions)

1. Current income tax
(a) Federal	$29	$7	$22
(b) Foreign	-	-	-
(c) Subtotal	29	7	22
(d) Federal income tax expense (benefit) on net capital gains	(7)	6	(13)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$22	$13	$9

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2022	2021	Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	304	300	4
(4) Investments	4	4	-
(5) Deferred acquisition costs	32	30	2
(6) Policyholder dividends accrual	1	1	-
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	3	-	3
(13) Other (including items <5% of total ordinary tax assets)	8	10	(2)
(99) Subtotal	$352	$345	$7
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	95	75	20
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$257	$270	$(13)
(e) Capital:
(1) Investments	$1	$-	$1
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$1	$-	$1
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$1	$-	$1
(i) Admitted deferred tax assets (2(d)+2(h))	$258	$270	$(12)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$116	$129	$(13)
(2) Fixed assets	-	1	(1)
(3) Deferred and uncollected premium	1	1	-
(4) Policyholder reserves	5	7	(2)
(5) Other (including items <5% of total ordinary tax liabilities)	-	-	-
(99) Subtotal	$122	$138	$(16)
(b) Capital:
(1) Investments	$12	$19	$(7)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$12	$19	$(7)
(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$134	$157	$(23)
4. Net deferred tax assets/liabilities (2(i) - 3(c))	$124	$113	$11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2022	2021	Change
(in millions)

Total deferred tax assets	$ 352	$ 345	$ 7
Total deferred tax liabilities	134	157	(23)
Net deferred tax assets (liabilities)	$ 218	$ 188	$ 30

Tax effect of unrealized gains and losses			37
Tax effect of unrealized foreign exchange gains (losses)			1
Other
Change in net deferred income taxes			$ (8)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2022	2021	2020
(in millions)

Ordinary provisions computed at statutory rate	$ 55	$ 25	$ (75)
Net realized capital gains (losses) before IMR at statutory rate	(16)	(5)	117
Reinsurance	8	(3)	(2)
Amortization of IMR	(5)	(5)	(4)
Tax recorded in surplus	-	1	(8)
Dividend received deduction	(4)	(3)	(3)
Investment in subsidiaries	(1)	(1)	(3)
Prior year adjustment	(6)	(2)	(1)
Tax credits	(1)	(1)	(1)
Change in tax reserve	-	(1)	-
Other	-	1	1
Total	$ 30	$ 6	$ 21

Federal and foreign income taxes incurred	$ 29	$ 7	$ (15)
Capital gains tax	(7)	6	123
Change in net deferred income taxes	8	(7)	(87)
Total statutory income tax expense (benefit)	$ 30	$ 6	$ 21

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2022, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)
Foreign Tax Credits

	2020	2030	-
	2021	2031	2
	2022	2032	1
			$3

Federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $119 million for 2022, 2021 and 2020, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life Insurance Company (USA)
Manulife Investment Management Forest Management Inc.	John Hancock Realty Advisors Inc.
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
John Hancock Assignment Company	JH Signature Insurance Agency, Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($16) million and ($19) million at December 31, 2022 and 2021, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 was completed in

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 2021 with the issuance of the IRS Revenue Agent Report (“RAR”). The RAR includes two unagreed issues which the Company is appealing. The audit of tax years 2019 and 2020 commenced in September 2022.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2022	2021

(in millions)

Balance at beginning of year	$2	$3
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	(1)

Balance at end of year	$2	$2

Included in the balances as of December 31, 2022 and 2021, are $2 million and $2 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2022 and 2021 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest expense / (benefit) in each of the years ended December 31, 2022, 2021, and 2020, respectively. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2022 and 2021, respectively. The Company did not recognize any material penalties for the years ended December 31, 2022, 2021 and 2020.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations that qualify as an “applicable corporation” based on the controlled group’s adjusted financial statement income. The Company has not determined if it will ultimately pay CAMT in 2023. As of December 31, 2022, the financial statements do not include the estimated impact of the CAMT, because a reasonable estimate cannot be made.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. There was no material impact to the Company in 2020.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $100 million, $0 million, and $0 million to its parent, JHUSA, in 2022, 2021 and 2020, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2022 and 2021, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $50 million, $58 million, and $55 million at December 31, 2022, 2021 and 2020, respectively. As of December 31, 2022 and 2021, the Company had amounts payable of $12 million and $11 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $13 million, $16 million and $14 million for the years ended December 31, 2022, 2021 and 2020 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2022, 2021 and 2020, the Company was billed by JHD for underwriting commissions of $34 million, $51 million, and $48 million, respectively. The Company had amounts payable for services provided of $2 million and $3 million at December 31, 2022 and 2021, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2022, 2021 and 2020, respectively, the Company received dividends of $17 million, $18 million, and $14 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2022 and 2021.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

shown in the last financial statement filed with the Insurance Division. As of December 31, 2022 and 2021, the Company had a receivable from JHUSA in the amount of $318 million and $309 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHVTA relating to distributions of $0 million and $0 million, which were included in investment income due and accrued at December 31, 2022 and 2021, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $0 million, to purchase other invested assets of $86 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2022. Approximately 30% of these commitments expire in 2023.

Contingencies: As of December 31, 2022, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) on behalf of owners of Performance Universal Life (“Perf UL”) policies issued between 2003 and 2010 whose policies were subject to a Cost of Insurance (“COI”) increase announced in 2018. The class policies in the COI increase block made up approximately two-thirds of the total face amount of the policies in the COI increase block. The class case was settled effective May 17, 2022, and the settlement has been implemented. In addition to the class action, twelve individual lawsuits opposing the Perf UL COI increases were also filed; nine in federal court and three in state court. Each of the lawsuits, except two, have been brought by plaintiffs who own multiple policies. All of the pending federal cases, which made up approximately 21% of the total face amount of policies in the COI increase block, have now been settled. The three state court cases are still pending. There are also policies that have been “opted out” of the class settlement, and although no litigation is pending with respect to those policies, future litigation is possible if not probable. The remaining ‘opted out’ policies constitute about 16% (by face value) of the COI increase block. The Company continues to defend the three remaining state court individual lawsuits. In 2021, the Company recorded an accrual in relation to all of the COI litigation. The accrual was increased in 2022 and again in 2023 neither of which had a material impact on the Company’s financial position.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$ 36	$-	$-	$36	0%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	4	-	6,998	7,002	75%
Total with adjustment or at fair value	42	-	6,998	7,040	75%
At book value without adjustment (minimal or no charge or adjustment)	1,020	-	-	1,020	11%
Not subject to discretionary withdrawal	1,278	-	2	1,280	14%
Total (gross)	2,340	-	7,000	9,340	100%

Reinsurance ceded	1,135	-	-	1,135
Total (net)	$ 1,205	$-	$7,000	$8,205

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$ 1	$-	$-	$1

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$ 37	$-	$-	$37	0%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	4	-	8,813	8,817	78%
Total with adjustment or at fair value	43	-	8,813	8,856	78%
At book value without adjustment (minimal or no charge or adjustment)	1,106	-	-	1,106	10%
Not subject to discretionary withdrawal	1,311	-	3	1,314	12%
Total (gross)	2,460	-	8,816	11,276	100%

Reinsurance ceded	1,219	-	-	1,219
Total (net)	$ 1,241	$-	$8,816	$10,057

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$ 1	$-	$-	$1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2022
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	369	368	357
c. Universal Life with Secondary Guarantees	1,270	1,136	3,045
d. Indexed Universal Life	2	2	3
e. Indexed Universal Life with Secondary Guarantees	143	127	137
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,538	2,538	2,520
h. Variable Life	4	2	4
i. Variable Universal Life	132	130	142
j. Miscellaneous Reserves	-	-	1,441
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	421
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	6
d. Disability - Disabled Lives	-	-	29
e. Miscellaneous Reserves	-	-	20
(3) Total (gross: direct + assumed)	$4,458	$4,303	$8,127
(4) Reinsurance Ceded	1,738	1,719	2,720
(5) Total (net) (3) - (4)	$2,720	$2,584	$5,407

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$4	$-	$-
i. Variable Universal Life	358	344	332
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$362	$344	$332
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$362	$344	$332

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	362	361	347
c. Universal Life with Secondary Guarantees	1,260	1,111	3,016
d. Indexed Universal Life	2	2	2
e. Indexed Universal Life with Secondary Guarantees	130	114	124
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,605	2,605	2,582
h. Variable Life	4	2	4
i. Variable Universal Life	126	125	140
j. Miscellaneous Reserves	-	-	1,452
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	424
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	7
d. Disability - Disabled Lives	-	-	32
e. Miscellaneous Reserves	-	-	21
(3) Total (gross: direct + assumed)	$4,489	$4,320	$8,153
(4) Reinsurance Ceded	1,810	1,781	2,892
(5) Total (net) (3) - (4)	$2,679	$2,539	$5,261

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$6	$-	$-
i. Variable Universal Life	439	422	407
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$445	$422	$407
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$445	$422	$407

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2022 and 2021. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2022	2021
Group Annuity Contracts (401K)	$5,099	$6,286
Variable and Fixed Annuities	1,905	2,533
Life Insurance	344	422

Total	$7,348	$9,241

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2022	$12	$6
2021	$12	$3
2020	$12	$4
2019	$14	$5
2018	$15	$3

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2022	2021

(in millions, except for ages)
Account value	$1,925	$2,568
Amount of reserve held	100	215
Net amount at risk - gross	552	165
Weighted average attained age	73	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2022 and 2021:

•

Reg 213 is used in both years to determine the aggregate reserve for products falling under the scope. The liability is evaluated using a standard scenario; a stochastic reserve using industry prescribed assumptions (Standard Projection) and a stochastic reserve using Company specific assumptions. The Company holds the highest of the three values.

•	The Company used the prescribed Economic Scenario Generator (“ESG”) for Reg 213 in both years, so there are no calibration criteria requirement.

•

In 2022 and 2021, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2022 and 2021, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,

	2022	2021

(in millions)
Type of Fund
Equity	$1,294	$1,724
Balanced	596	775
Bonds	253	320
Money Market	13	13

Total	$2,156	$2,832

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,

	2022	2021

(in millions)
Premiums, deposits and other considerations	$792	$806

Reserves for accounts with assets at:
Fair value	7,333	9,224
Amortized cost	-	-

Total	$7,333	$9,224

	December 31,

	2022	2021

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	59	80
At fair value	7,227	9,065
At book value without fair value adjustments and with current surrender charge of less than 5%	45	76

Subtotal	7,331	9,221
Not subject to discretionary withdrawal	2	3

Total	$7,333	$9,224

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2022	2021	2020
(in millions)
Transfers to separate accounts	$849	$876	$1,021
Transfers from separate accounts	1,111	1,588	1,396
Net transfers to (from) separate accounts	$(262)	$(712)	$(375)

16. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2022, 2021 and 2020.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2022, 2021 and 2020.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2022, 2021 and 2020.

17. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2022 financial statements through March 30, 2023, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D   F I N A N C I A L   S T A T E M E N T S

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2022

John Hancock Life Insurance Company of New York

Separate Account A

Audited Financial Statements

December 31, 2022

2 of 71

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of John Hancock Life Insurance Company of New York Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) as of December 31, 2022, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccount’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 30, 2023

3 of 71

Appendix

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account A

500 Index Fund Series I	International Equity Index Series I

500 Index Fund Series II	International Equity Index Series II

500 Index Fund Series NAV	International Equity Index Series NAV

Active Bond Trust Series I	International Small Company Trust Series I

Active Bond Trust Series II	International Small Company Trust Series II

American Asset Allocation Trust Series I	Investment Quality Bond Trust Series I

American Asset Allocation Trust Series II	Investment Quality Bond Trust Series II

American Global Growth Trust Series II	Lifestyle Balanced Portfolio Series I

American Global Growth Trust Series III	Lifestyle Balanced Portfolio Series II

American Growth Trust Series II	Lifestyle Conservative Portfolio Series I

American Growth Trust Series III	Lifestyle Conservative Portfolio Series II

American Growth-Income Trust Series I	Lifestyle Growth Portfolio Series I

American Growth-Income Trust Series II	Lifestyle Growth Portfolio Series II

American Growth-Income Trust Series III	Lifestyle Growth Portfolio Series NAV

American International Trust Series II	Lifestyle Moderate Portfolio Series I

American International Trust Series III	Lifestyle Moderate Portfolio Series II

Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series I

Blue Chip Growth Trust Series II	Managed Volatility Balanced Portfolio Series II

Capital Appreciation Trust Series I	Managed Volatility Conservative Portfolio Series I

Capital Appreciation Trust Series II	Managed Volatility Conservative Portfolio Series II

Capital Appreciation Value Trust Series II	Managed Volatility Growth Portfolio Series I

Core Bond Trust Series I	Managed Volatility Growth Portfolio Series II

Core Bond Trust Series II	Managed Volatility Moderate Portfolio Series I

Disciplined Value International Trust Series I	Managed Volatility Moderate Portfolio Series II

Disciplined Value International Trust Series II	Mid Cap Growth Trust Series I

DWS Equity 500 Index	Mid Cap Growth Trust Series II

Emerging Markets Value Trust Series II	Mid Cap Index Trust Series I

Equity Income Trust Series I	Mid Cap Index Trust Series II

Equity Income Trust Series II	Mid Value Trust Series I

Financial Industries Trust Series I	Mid Value Trust Series II

Financial Industries Trust Series II	Money Market Trust Series I

Fundamental All Cap Core Trust Series II	Money Market Trust Series II

Fundamental Large Cap Value Trust Series I	Money Market Trust Series NAV

Fundamental Large Cap Value Trust Series II	Opportunistic Fixed Income Trust Series I

Global Equity Trust Series I	Opportunistic Fixed Income Trust Series II

Global Equity Trust Series II	PIMCO All Asset

Health Sciences Trust Series I	Real Estate Securities Trust Series I

Health Sciences Trust Series II	Real Estate Securities Trust Series II

High Yield Trust Series I	Science & Technology Trust Series I

High Yield Trust Series II	Science & Technology Trust Series II

4 of 71

Appendix

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account A

Select Bond Trust Series I	Small Company Value Trust Series I

Select Bond Trust Series II	Small Company Value Trust Series II

Short Term Government Income Trust Series I	Strategic Income Opportunities Trust Series I

Short Term Government Income Trust Series II	Strategic Income Opportunities Trust Series II

Small Cap Index Trust Series I	Total Bond Market Series Trust NAV

Small Cap Index Trust Series II	Total Bond Market Trust Series II

Small Cap Opportunities Trust Series I	Total Stock Market Index Trust Series I

Small Cap Opportunities Trust Series II	Total Stock Market Index Trust Series II

Small Cap Stock Trust Series II	Ultra Short Term Bond Trust Series II

Small Cap Value Trust Series II

5 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I

Total Assets

Investments at fair value	$12,618,155	$15,063,086	$5,014,691	$741,769	$15,120,544	$4,716,238

Net Assets

Contracts in accumulation	$12,546,405	$15,036,234	$5,014,691	$722,468	$15,116,271	$4,714,897

Contracts in payout (annuitization)	71,750	26,852	-	19,301	4,273	1,341

Total net assets	$12,618,155	$15,063,086	$5,014,691	$741,769	$15,120,544	$4,716,238

Units outstanding	361,696	446,616	148,644	38,959	861,264	196,776

Unit value	$34.89	$33.73	$33.74	$19.04	$17.56	$23.97

Shares	310,028	369,919	123,211	92,031	1,871,354	491,787

Cost	$9,576,548	$13,184,697	$3,389,933	$886,811	$18,161,473	$6,098,676

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American Asset Allocation Trust Series II	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III	American Growth- Income Trust Series I

Total Assets

Investments at fair value	$50,838,707	$7,550,998	$4,653	$67,843,376	$293,289	$5,613,967

Net Assets

Contracts in accumulation	$50,739,111	$7,350,968	$4,653	$67,773,410	$293,289	$5,572,234

Contracts in payout (annuitization)	99,596	200,030	-	69,966	-	41,733

Total net assets	$50,838,707	$7,550,998	$4,653	$67,843,376	$293,289	$5,613,967

Units outstanding	2,194,260	261,829	134	1,177,238	6,746	117,145

Unit value	$23.17	$28.84	$34.72	$57.63	$43.48	$47.92

Shares	5,295,699	553,187	337	5,143,546	22,068	395,072

Cost	$65,230,203	$8,440,532	$5,256	$87,777,250	$377,350	$6,407,468

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II

Total Assets

Investments at fair value	$60,250,601	$410,483	$28,861,890	$197,222	$16,300,736	$10,774,812

Net Assets

Contracts in accumulation	$60,195,022	$410,483	$28,837,641	$197,222	$16,275,318	$10,767,066

Contracts in payout (annuitization)	55,579	-	24,249	-	25,418	7,746

Total net assets	$60,250,601	$410,483	$28,861,890	$197,222	$16,300,736	$10,774,812

Units outstanding	1,395,748	11,226	1,108,635	12,253	254,725	240,904

Unit value	$43.17	$36.57	$26.03	$16.10	$63.99	$44.73

Shares	4,264,020	28,968	1,920,285	13,174	902,588	644,812

Cost	$66,276,818	$450,013	$34,740,376	$236,112	$26,590,956	$18,972,990

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I	Core Bond Trust Series II	Disciplined Value International Trust Series I

Total Assets

Investments at fair value	$8,938,733	$6,843,366	$15,684,504	$3,902,481	$5,603,997	$3,074,871

Net Assets

Contracts in accumulation	$8,932,990	$6,842,737	$15,684,504	$3,902,417	$5,602,419	$3,054,885

Contracts in payout (annuitization)	5,743	629	-	64	1,578	19,986

Total net assets	$8,938,733	$6,843,366	$15,684,504	$3,902,481	$5,603,997	$3,074,871

Units outstanding	274,986	144,563	486,964	243,781	374,602	140,304

Unit value	$32.51	$47.34	$32.21	$16.01	$14.96	$21.92

Shares	2,725,223	2,715,621	1,488,093	353,486	508,069	233,831

Cost	$13,413,500	$11,538,599	$17,417,387	$4,729,011	$6,779,454	$2,984,881

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Disciplined Value International Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Equity Income Trust Series I	Equity Income Trust Series II	Financial Industries Trust Series I

Total Assets

Investments at fair value	$4,586,245	$2,377,731	$3,117,911	$19,462,529	$15,001,827	$619,166

Net Assets

Contracts in accumulation	$4,579,042	$2,377,731	$3,111,577	$19,288,307	$14,993,500	$616,034

Contracts in payout (annuitization)	7,203	-	6,334	174,222	8,327	3,132

Total net assets	$4,586,245	$2,377,731	$3,117,911	$19,462,529	$15,001,827	$619,166

Units outstanding	195,037	40,696	267,062	265,885	412,868	21,214

Unit value	$23.51	$58.43	$11.67	$73.20	$36.34	$29.19

Shares	349,029	103,425	350,721	1,397,166	1,085,516	55,283

Cost	$4,352,451	$2,018,695	$3,404,643	$20,839,563	$15,592,556	$715,570

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Equity Trust Series I	Global Equity Trust Series II

Total Assets

Investments at fair value	$2,465,410	$4,749,797	$19,619,658	$20,230,275	$5,285,909	$3,555,002

Net Assets

Contracts in accumulation	$2,465,410	$4,749,797	$19,492,177	$20,203,518	$5,272,298	$3,547,882

Contracts in payout (annuitization)	-	-	127,481	26,757	13,611	7,120

Total net assets	$2,465,410	$4,749,797	$19,619,658	$20,230,275	$5,285,909	$3,555,002

Units outstanding	81,640	86,015	475,359	545,749	133,501	152,427

Unit value	$30.20	$55.22	$41.27	$37.07	$39.59	$23.32

Shares	222,912	193,003	867,359	885,739	271,211	183,721

Cost	$2,985,747	$4,472,237	$17,436,768	$18,127,313	$4,730,507	$3,623,718

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I	International Equity Index Series II

Total Assets

Investments at fair value	$3,224,042	$7,209,357	$1,014,284	$2,760,741	$575,350	$3,072,720

Net Assets

Contracts in accumulation	$3,224,042	$7,172,338	$1,001,278	$2,738,734	$575,278	$3,063,757

Contracts in payout (annuitization)	-	37,019	13,006	22,007	72	8,963

Total net assets	$3,224,042	$7,209,357	$1,014,284	$2,760,741	$575,350	$3,072,720

Units outstanding	31,871	72,620	43,983	117,267	35,497	194,089

Unit value	$101.16	$99.28	$23.06	$23.54	$16.21	$15.83

Shares	135,237	347,774	235,880	623,192	35,276	188,049

Cost	$3,556,931	$8,304,535	$1,230,211	$3,267,197	$610,369	$3,282,946

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	International Equity Index Series NAV	International Small Company Trust Series I	International Small Company Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Balanced Portfolio Series I

Total Assets

Investments at fair value	$833,615	$985,191	$2,020,325	$1,623,399	$9,471,855	$5,607,825

Net Assets

Contracts in accumulation	$833,615	$978,674	$2,019,542	$1,621,615	$9,470,595	$5,607,825

Contracts in payout (annuitization)	-	6,517	783	1,784	1,260	-

Total net assets	$833,615	$985,191	$2,020,325	$1,623,399	$9,471,855	$5,607,825

Units outstanding	64,951	46,703	99,943	58,416	556,652	337,780

Unit value	$12.83	$21.09	$20.21	$27.79	$17.02	$16.60

Shares	51,111	84,061	172,677	175,883	1,025,093	446,839

Cost	$853,197	$1,063,743	$2,165,994	$1,965,797	$11,661,467	$6,425,661

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Lifestyle Balanced Portfolio Series II	Lifestyle Conservative Portfolio Series I	Lifestyle Conservative Portfolio Series II	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series II	Lifestyle Growth Portfolio Series NAV

Total Assets

Investments at fair value	$245,068,600	$1,981,675	$42,568,126	$9,132,466	$513,127,735	$105,309

Net Assets

Contracts in accumulation	$244,863,654	$1,944,871	$42,484,196	$9,131,087	$512,724,822	$105,309

Contracts in payout (annuitization)	204,946	36,804	83,930	1,379	402,913	-

Total net assets	$245,068,600	$1,981,675	$42,568,126	$9,132,466	$513,127,735	$105,309

Units outstanding	14,554,015	140,993	3,041,565	496,848	27,200,448	7,030

Unit value	$16.84	$14.06	$14.00	$18.38	$18.86	$14.98

Shares	19,480,811	179,989	3,859,304	694,484	38,961,863	8,008

Cost	$280,994,991	$2,413,991	$51,232,875	$10,910,480	$613,418,322	$127,871

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Lifestyle Moderate Portfolio Series I	Lifestyle Moderate Portfolio Series II	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series II

Total Assets

Investments at fair value	$1,933,858	$71,444,845	$4,519,048	$124,655,063	$849,458	$25,635,108

Net Assets

Contracts in accumulation	$1,933,858	$71,428,484	$4,517,579	$124,314,313	$849,458	$25,623,345

Contracts in payout (annuitization)	-	16,361	1,469	340,750	-	11,763

Total net assets	$1,933,858	$71,444,845	$4,519,048	$124,655,063	$849,458	$25,635,108

Units outstanding	123,741	4,522,805	180,049	6,035,642	32,496	1,489,890

Unit value	$15.63	$15.80	$25.10	$20.65	$26.14	$17.21

Shares	161,559	5,953,737	452,357	12,578,715	88,118	2,681,497

Cost	$2,266,365	$84,170,423	$5,591,415	$154,126,461	$991,780	$30,307,862

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series II	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II	Mid Cap Growth Trust Series I	Mid Cap Growth Trust Series II

Total Assets

Investments at fair value	$3,001,170	$146,706,559	$2,033,859	$45,763,746	$5,523,042	$8,748,126

Net Assets

Contracts in accumulation	$3,001,170	$146,706,559	$2,033,859	$45,695,389	$5,521,683	$8,730,203

Contracts in payout (annuitization)	-	-	-	68,357	1,359	17,923

Total net assets	$3,001,170	$146,706,559	$2,033,859	$45,763,746	$5,523,042	$8,748,126

Units outstanding	121,575	6,893,506	73,657	2,337,276	118,038	157,206

Unit value	$24.69	$21.28	$27.61	$19.58	$46.79	$55.65

Shares	278,144	13,659,829	211,640	4,807,116	759,703	1,537,456

Cost	$3,639,608	$179,794,469	$2,555,478	$55,923,051	$10,282,086	$17,474,445

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II

Total Assets

Investments at fair value	$4,151,175	$7,976,514	$1,407,668	$6,859,107	$1,438,466	$5,855,889

Net Assets

Contracts in accumulation	$4,146,230	$7,976,514	$1,392,625	$6,859,107	$1,418,510	$5,855,889

Contracts in payout (annuitization)	4,945	-	15,043	-	19,956	-

Total net assets	$4,151,175	$7,976,514	$1,407,668	$6,859,107	$1,438,466	$5,855,889

Units outstanding	75,097	168,488	31,713	160,656	98,708	530,379

Unit value	$55.28	$47.34	$44.39	$42.69	$14.57	$11.04

Shares	229,220	443,633	141,474	688,665	1,438,466	5,855,889

Cost	$4,811,520	$9,080,352	$1,461,981	$7,155,155	$1,438,466	$5,855,889

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Money Market Trust Series NAV	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series II	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II

Total Assets

Investments at fair value	$367,048	$1,022,271	$4,762,975	$683,980	$1,214,546	$3,255,213

Net Assets

Contracts in accumulation	$367,048	$1,020,221	$4,755,554	$672,020	$1,209,958	$3,247,561

Contracts in payout (annuitization)	-	2,050	7,421	11,960	4,588	7,652

Total net assets	$367,048	$1,022,271	$4,762,975	$683,980	$1,214,546	$3,255,213

Units outstanding	30,789	28,766	253,255	29,993	19,468	71,420

Unit value	$11.92	$35.54	$18.81	$22.80	$62.39	$45.58

Shares	367,048	97,545	462,425	77,373	69,641	186,759

Cost	$367,048	$1,235,066	$5,711,110	$819,415	$1,228,027	$3,563,055

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Science & Technology Trust Series I	Science & Technology Trust Series II	Select Bond Trust Series I	Select Bond Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II

Total Assets

Investments at fair value	$6,113,714	$6,900,913	$442,946	$45,406,083	$1,882,898	$2,607,320

Net Assets

Contracts in accumulation	$6,096,981	$6,895,291	$442,946	$45,326,545	$1,872,209	$2,607,320

Contracts in payout (annuitization)	16,733	5,622	-	79,538	10,689	-

Total net assets	$6,113,714	$6,900,913	$442,946	$45,406,083	$1,882,898	$2,607,320

Units outstanding	135,288	120,535	32,926	3,709,844	169,426	244,351

Unit value	$45.19	$57.25	$13.45	$12.24	$11.11	$10.67

Shares	524,782	717,351	38,651	3,955,234	172,111	238,111

Cost	$10,974,648	$13,582,228	$524,724	$53,516,592	$2,083,402	$2,861,018

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series II	Small Cap Value Trust Series II

Total Assets

Investments at fair value	$218,433	$4,297,752	$2,412,055	$5,766,905	$2,178,140	$1,944,748

Net Assets

Contracts in accumulation	$218,433	$4,297,752	$2,412,055	$5,766,905	$2,173,107	$1,944,748

Contracts in payout (annuitization)	-	-	-	-	5,033	-

Total net assets	$218,433	$4,297,752	$2,412,055	$5,766,905	$2,178,140	$1,944,748

Units outstanding	5,907	116,596	46,232	116,341	56,460	56,156

Unit value	$36.98	$36.86	$52.17	$49.57	$38.58	$34.63

Shares	18,879	374,695	93,818	230,953	508,911	145,674

Cost	$276,941	$5,260,382	$2,563,534	$6,196,613	$3,766,725	$2,312,911

See accompanying notes.

20 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV	Total Bond Market Trust Series II

Total Assets

Investments at fair value	$1,764,212	$4,740,662	$1,840,218	$3,432,406	$545,652	$4,888,572

Net Assets

Contracts in accumulation	$1,740,817	$4,734,310	$1,817,232	$3,403,682	$545,652	$4,888,572

Contracts in payout (annuitization)	23,395	6,352	22,986	28,724	-	-

Total net assets	$1,764,212	$4,740,662	$1,840,218	$3,432,406	$545,652	$4,888,572

Units outstanding	32,875	110,610	79,759	158,057	44,454	430,405

Unit value	$53.66	$42.86	$23.07	$21.72	$12.27	$11.36

Shares	200,707	573,236	150,961	280,884	62,147	555,520

Cost	$2,137,187	$5,694,021	$2,014,362	$3,812,877	$639,746	$5,748,536

See accompanying notes.

21 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series II

Total Assets

Investments at fair value	$3,352,550	$5,369,681	$19,265,584

Net Assets

Contracts in accumulation	$3,334,014	$5,369,681	$19,235,129

Contracts in payout (annuitization)	18,536	-	30,455

Total net assets	$3,352,550	$5,369,681	$19,265,584

Units outstanding	97,494	125,189	1,783,934

Unit value	$34.39	$42.89	$10.80

Shares	161,025	259,405	1,762,634

Cost	$3,518,923	$5,245,172	$19,810,561

See accompanying notes.

22 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$167,317	$204,874	$165,791	$207,899	$68,899	$82,966

Expenses:

Mortality and expense risk and administrative charges	(199,900)	(221,645)	(250,779)	(279,343)	(78,446)	(91,623)

Net investment income (loss)	(32,583)	(16,771)	(84,988)	(71,444)	(9,547)	(8,657)

Realized gains (losses) on investments:

Capital gain distributions received	466,342	628,142	556,941	739,928	184,191	245,860

Net realized gain (loss)	522,162	659,773	747,069	1,426,770	292,894	820,885

Realized gains (losses)	988,504	1,287,915	1,304,010	2,166,698	477,085	1,066,745

Unrealized appreciation (depreciation) during the period	(4,148,338)	2,328,766	(5,096,632)	2,180,391	(1,705,023)	422,678

Net increase (decrease) in net assets from operations	(3,192,417)	3,599,910	(3,877,610)	4,275,645	(1,237,485)	1,480,766

Changes from principal transactions:

Purchase payments	26,776	32,790	53,812	218,444	1,440	56,872

Transfers between sub-accounts and the company	68,217	17,377	989,877	(351,717)	7,679	(465,349)

Withdrawals	(926,343)	(815,521)	(1,021,190)	(1,015,741)	(234,672)	(573,371)

Annual contract fee	(4,639)	(4,644)	(67,764)	(69,198)	(30,071)	(29,980)

Net increase (decrease) in net assets from principal transactions	(835,989)	(769,998)	(45,265)	(1,218,212)	(255,624)	(1,011,828)

Total increase (decrease) in net assets	(4,028,406)	2,829,912	(3,922,875)	3,057,433	(1,493,109)	468,938

Net assets at beginning of period	16,646,561	13,816,649	18,985,961	15,928,528	6,507,800	6,038,862

Net assets at end of period	$12,618,155	$16,646,561	$15,063,086	$18,985,961	$5,014,691	$6,507,800

	2022	2021	2022	2021	2022	2021

Units, beginning of period	383,309	403,442	451,307	476,609	155,274	182,283

Units issued	7,244	11,744	43,432	63,927	3,570	1,555

Units redeemed	(28,857)	(31,877)	(48,123)	(89,229)	(10,200)	(28,564)

Units, end of period	361,696	383,309	446,616	451,307	148,644	155,274

See accompanying notes.	23 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$27,911	$35,392	$513,873	$605,995	$117,087	$93,426

Expenses:

Mortality and expense risk and administrative charges	(13,075)	(17,025)	(271,071)	(330,551)	(75,382)	(86,685)

Net investment income (loss)	14,836	18,367	242,802	275,444	41,705	6,741

Realized gains (losses) on investments:

Capital gain distributions received	5,012	16,754	98,186	305,686	602,137	321,376

Net realized gain (loss)	(30,682)	9,293	(375,598)	142,295	(148,664)	58,139

Realized gains (losses)	(25,670)	26,047	(277,412)	447,981	453,473	379,515

Unrealized appreciation (depreciation) during the period	(142,696)	(70,009)	(2,984,962)	(1,203,968)	(1,399,625)	328,810

Net increase (decrease) in net assets from operations	(153,530)	(25,595)	(3,019,572)	(480,543)	(904,447)	715,066

Changes from principal transactions:

Purchase payments	402	4,500	6,050	16,862	600	26,986

Transfers between sub-accounts and the company	(110,570)	3,271	(1,138,709)	1,869,974	(92,531)	(19,316)

Withdrawals	(51,929)	(206,603)	(1,068,537)	(2,457,063)	(316,527)	(372,862)

Annual contract fee	(414)	(484)	(57,879)	(55,484)	(2,294)	(2,391)

Net increase (decrease) in net assets from principal transactions	(162,511)	(199,316)	(2,259,075)	(625,711)	(410,752)	(367,583)

Total increase (decrease) in net assets	(316,041)	(224,911)	(5,278,647)	(1,106,254)	(1,315,199)	347,483

Net assets at beginning of period	1,057,810	1,282,721	20,399,191	21,505,445	6,031,437	5,683,954

Net assets at end of period	$741,769	$1,057,810	$15,120,544	$20,399,191	$4,716,238	$6,031,437

	2022	2021	2022	2021	2022	2021

Units, beginning of period	47,853	56,711	983,685	1,012,987	213,883	228,013

Units issued	698	1,372	50,475	113,127	1,566	4,892

Units redeemed	(9,592)	(10,230)	(172,896)	(142,429)	(18,673)	(19,022)

Units, end of period	38,959	47,853	861,264	983,685	196,776	213,883

See accompanying notes.	24 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Global Growth Trust Series II		American Global Growth Trust Series III

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,204,954	$963,034	$34,398	$-	$48	$-

Expenses:

Mortality and expense risk and administrative charges	(794,648)	(953,545)	(118,365)	(157,327)	(55)	(66)

Net investment income (loss)	410,306	9,489	(83,967)	(157,327)	(7)	(66)

Realized gains (losses) on investments:

Capital gain distributions received	6,539,733	3,530,815	1,098,589	615,076	971	471

Net realized gain (loss)	(1,178,155)	1,086,087	109,787	340,418	26	228

Realized gains (losses)	5,361,578	4,616,902	1,208,376	955,494	997	699

Unrealized appreciation (depreciation) during the period	(15,396,904)	3,404,760	(3,903,046)	625,251	(3,148)	553

Net increase (decrease) in net assets from operations	(9,625,020)	8,031,151	(2,778,637)	1,423,418	(2,158)	1,186

Changes from principal transactions:

Purchase payments	450	43,174	12,375	28,380	-	-

Transfers between sub-accounts and the company	(962,993)	(271,597)	26,515	(388,155)	855	(106)

Withdrawals	(4,030,117)	(5,995,059)	(439,976)	(519,312)	(2,469)	(395)

Annual contract fee	(362,025)	(349,856)	(46,235)	(42,556)	(77)	(67)

Net increase (decrease) in net assets from principal transactions	(5,354,685)	(6,573,338)	(447,321)	(921,643)	(1,691)	(568)

Total increase (decrease) in net assets	(14,979,705)	1,457,813	(3,225,958)	501,775	(3,849)	618

Net assets at beginning of period	65,818,412	64,360,599	10,776,956	10,275,181	8,502	7,884

Net assets at end of period	$50,838,707	$65,818,412	$7,550,998	$10,776,956	$4,653	$8,502

	2022	2021	2022	2021	2022	2021

Units, beginning of period	2,413,907	2,666,495	278,617	303,534	182	195

Units issued	9,120	16,268	21,316	2,496	31	3

Units redeemed	(228,767)	(268,856)	(38,104)	(27,413)	(79)	(16)

Units, end of period	2,194,260	2,413,907	261,829	278,617	134	182

See accompanying notes.	25 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,032,041	$319,593	$6,160	$2,945	$130,985	$54,617

Expenses:

Mortality and expense risk and administrative charges	(1,173,389)	(1,535,282)	(3,190)	(3,912)	(93,329)	(107,876)

Net investment income (loss)	(141,348)	(1,215,689)	2,970	(967)	37,656	(53,259)

Realized gains (losses) on investments:

Capital gain distributions received	18,663,715	6,363,821	80,324	25,629	325,660	363,047

Net realized gain (loss)	579,464	4,868,111	547	9,031	(174,803)	(161,521)

Realized gains (losses)	19,243,179	11,231,932	80,871	34,660	150,857	201,526

Unrealized appreciation (depreciation) during the period	(49,761,718)	7,853,837	(209,192)	40,660	(1,564,334)	1,266,153

Net increase (decrease) in net assets from operations	(30,659,887)	17,870,080	(125,351)	74,353	(1,375,821)	1,414,420

Changes from principal transactions:

Purchase payments	17,015	77,707	-	-	1,640	6,140

Transfers between sub-accounts and the company	4,520,262	(7,022,644)	26,746	(16,120)	(358,697)	39,548

Withdrawals	(5,953,268)	(7,635,109)	(17,962)	(8,840)	(387,152)	(491,238)

Annual contract fee	(299,045)	(302,529)	(3,561)	(3,215)	(1,931)	(1,960)

Net increase (decrease) in net assets from principal transactions	(1,715,036)	(14,882,575)	5,223	(28,175)	(746,140)	(447,510)

Total increase (decrease) in net assets	(32,374,923)	2,987,505	(120,128)	46,178	(2,121,961)	966,910

Net assets at beginning of period	100,218,299	97,230,794	413,417	367,239	7,735,928	6,769,018

Net assets at end of period	$67,843,376	$100,218,299	$293,289	$413,417	$5,613,967	$7,735,928

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,193,588	1,391,809	6,592	7,074	132,538	141,988

Units issued	115,483	13,699	676	-	184	4,255

Units redeemed	(131,833)	(211,920)	(522)	(482)	(15,577)	(13,705)

Units, end of period	1,177,238	1,193,588	6,746	6,592	117,145	132,538

See accompanying notes.	26 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American International Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,394,962	$540,327	$11,416	$5,690	$653,039	$711,361

Expenses:

Mortality and expense risk and administrative charges	(1,040,767)	(1,286,994)	(4,283)	(4,950)	(495,529)	(630,406)

Net investment income (loss)	354,195	(746,667)	7,133	740	157,510	80,955

Realized gains (losses) on investments:

Capital gain distributions received	3,567,841	4,066,372	24,307	25,769	1,456,054	71,659

Net realized gain (loss)	(1,043,586)	(426,135)	(5,176)	1,319	(544,017)	1,271,653

Realized gains (losses)	2,524,255	3,640,237	19,131	27,088	912,037	1,343,312

Unrealized appreciation (depreciation) during the period	(17,402,844)	13,287,253	(117,279)	78,363	(9,827,877)	(2,722,527)

Net increase (decrease) in net assets from operations	(14,524,394)	16,180,823	(91,015)	106,191	(8,758,330)	(1,298,260)

Changes from principal transactions:

Purchase payments	19,949	77,996	-	-	7,975	52,292

Transfers between sub-accounts and the company	(2,235,703)	(6,351,575)	(1,782)	(32,096)	397,152	3,347,532

Withdrawals	(5,461,620)	(6,942,580)	(29,774)	(12,906)	(2,527,856)	(3,645,870)

Annual contract fee	(286,276)	(271,150)	(4,905)	(4,277)	(145,082)	(139,732)

Net increase (decrease) in net assets from principal transactions	(7,963,650)	(13,487,309)	(36,461)	(49,279)	(2,267,811)	(385,778)

Total increase (decrease) in net assets	(22,488,044)	2,693,514	(127,476)	56,912	(11,026,141)	(1,684,038)

Net assets at beginning of period	82,738,645	80,045,131	537,959	481,047	39,888,031	41,572,069

Net assets at end of period	$60,250,601	$82,738,645	$410,483	$537,959	$28,861,890	$39,888,031

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,571,978	1,854,531	12,149	13,356	1,190,249	1,195,775

Units issued	39,019	17,903	312	-	82,871	117,955

Units redeemed	(215,249)	(300,456)	(1,235)	(1,207)	(164,485)	(123,481)

Units, end of period	1,395,748	1,571,978	11,226	12,149	1,108,635	1,190,249

See accompanying notes.	27 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series III		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$5,602	$5,768	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(2,047)	(2,418)	(293,190)	(404,831)	(198,231)	(315,544)

Net investment income (loss)	3,555	3,350	(293,190)	(404,831)	(198,231)	(315,544)

Realized gains (losses) on investments:

Capital gain distributions received	9,842	454	5,125,472	3,687,356	3,457,918	2,791,948

Net realized gain (loss)	(1,521)	3,075	(167,756)	876,501	(88,969)	1,246,671

Realized gains (losses)	8,321	3,529	4,957,716	4,563,857	3,368,949	4,038,619

Unrealized appreciation (depreciation) during the period	(66,152)	(12,796)	(15,408,897)	(263,299)	(10,248,193)	(926,150)

Net increase (decrease) in net assets from operations	(54,276)	(5,917)	(10,744,371)	3,895,727	(7,077,475)	2,796,925

Changes from principal transactions:

Purchase payments	-	-	10,636	38,863	10,550	11,970

Transfers between sub-accounts and the company	6,858	23,205	51,693	(301,576)	37,214	(280,051)

Withdrawals	(9,189)	(5,607)	(1,141,072)	(2,179,698)	(1,543,911)	(2,862,874)

Annual contract fee	(2,279)	(2,065)	(6,612)	(7,192)	(43,084)	(49,104)

Net increase (decrease) in net assets from principal transactions	(4,610)	15,533	(1,085,355)	(2,449,603)	(1,539,231)	(3,180,059)

Total increase (decrease) in net assets	(58,886)	9,616	(11,829,726)	1,446,124	(8,616,706)	(383,134)

Net assets at beginning of period	256,108	246,492	28,130,462	26,684,338	19,391,518	19,774,652

Net assets at end of period	$197,222	$256,108	$16,300,736	$28,130,462	$10,774,812	$19,391,518

	2022	2021	2022	2021	2022	2021

Units, beginning of period	12,473	11,709	269,093	290,048	263,859	310,211

Units issued	999	1,169	4,887	2,698	23,643	33,380

Units redeemed	(1,219)	(405)	(19,255)	(23,653)	(46,598)	(79,732)

Units, end of period	12,253	12,473	254,725	269,093	240,904	263,859

See accompanying notes.	28 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$-	$-	$125,450	$108,607

Expenses:

Mortality and expense risk and administrative charges	(160,313)	(223,843)	(131,414)	(193,919)	(261,306)	(288,658)

Net investment income (loss)	(160,313)	(223,843)	(131,414)	(193,919)	(135,856)	(180,051)

Realized gains (losses) on investments:

Capital gain distributions received	2,939,088	2,433,533	2,624,847	2,224,710	2,136,729	2,014,255

Net realized gain (loss)	(1,317,636)	(908,465)	(438,886)	(833,912)	54,158	375,403

Realized gains (losses)	1,621,452	1,525,068	2,185,961	1,390,798	2,190,887	2,389,658

Unrealized appreciation (depreciation) during the period	(7,407,940)	723,863	(6,661,621)	395,605	(4,605,648)	573,210

Net increase (decrease) in net assets from operations	(5,946,801)	2,025,088	(4,607,074)	1,592,484	(2,550,617)	2,782,817

Changes from principal transactions:

Purchase payments	4,947	8,160	560	21,238	3,660	8,620

Transfers between sub-accounts and the company	(5,498)	(90,684)	(209,971)	(150,045)	(3,652)	(192,765)

Withdrawals	(810,522)	(1,168,283)	(656,614)	(1,287,996)	(853,626)	(1,603,641)

Annual contract fee	(4,289)	(4,745)	(24,830)	(32,374)	(113,133)	(105,674)

Net increase (decrease) in net assets from principal transactions	(815,362)	(1,255,552)	(890,855)	(1,449,177)	(966,751)	(1,893,460)

Total increase (decrease) in net assets	(6,762,163)	769,536	(5,497,929)	143,307	(3,517,368)	889,357

Net assets at beginning of period	15,700,896	14,931,360	12,341,295	12,197,988	19,201,872	18,312,515

Net assets at end of period	$8,938,733	$15,700,896	$6,843,366	$12,341,295	$15,684,504	$19,201,872

	2022	2021	2022	2021	2022	2021

Units, beginning of period	297,232	323,059	159,237	179,304	516,303	570,981

Units issued	3,210	1,059	4,277	3,473	24,293	8,055

Units redeemed	(25,456)	(26,886)	(18,951)	(23,540)	(53,632)	(62,733)

Units, end of period	274,986	297,232	144,563	159,237	486,964	516,303

See accompanying notes.	29 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series II		Disciplined Value International Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$90,648	$91,082	$119,664	$143,199	$111,865	$92,851

Expenses:

Mortality and expense risk and administrative charges	(63,944)	(77,831)	(98,945)	(141,261)	(46,764)	(53,095)

Net investment income (loss)	26,704	13,251	20,719	1,938	65,101	39,756

Realized gains (losses) on investments:

Capital gain distributions received	-	211,221	-	372,637	-	-

Net realized gain (loss)	(50,349)	18,350	(151,364)	(16,812)	60,556	54,333

Realized gains (losses)	(50,349)	229,571	(151,364)	355,825	60,556	54,333

Unrealized appreciation (depreciation) during the period	(695,724)	(428,855)	(987,812)	(713,121)	(348,396)	287,970

Net increase (decrease) in net assets from operations	(719,369)	(186,033)	(1,118,457)	(355,358)	(222,739)	382,059

Changes from principal transactions:

Purchase payments	120	280	2,200	7,620	8,710	690

Transfers between sub-accounts and the company	(80,994)	(68,224)	(233,890)	(36,249)	(85,925)	(14,181)

Withdrawals	(236,909)	(375,276)	(971,855)	(1,473,241)	(223,817)	(172,092)

Annual contract fee	(1,799)	(2,234)	(15,353)	(17,795)	(1,179)	(1,160)

Net increase (decrease) in net assets from principal transactions	(319,582)	(445,454)	(1,218,898)	(1,519,665)	(302,211)	(186,743)

Total increase (decrease) in net assets	(1,038,951)	(631,487)	(2,337,355)	(1,875,023)	(524,950)	195,316

Net assets at beginning of period	4,941,432	5,572,919	7,941,352	9,816,375	3,599,821	3,404,505

Net assets at end of period	$3,902,481	$4,941,432	$5,603,997	$7,941,352	$3,074,871	$3,599,821

	2022	2021	2022	2021	2022	2021

Units, beginning of period	262,354	285,609	451,092	535,162	154,492	162,614

Units issued	195	3,002	4,410	82,368	1,768	1,941

Units redeemed	(18,768)	(26,257)	(80,900)	(166,438)	(15,956)	(10,063)

Units, end of period	243,781	262,354	374,602	451,092	140,304	154,492

See accompanying notes.	30 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Disciplined Value International Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$161,647	$132,024	$21,472	$29,595	$115,503	$84,540

Expenses:

Mortality and expense risk and administrative charges	(74,316)	(86,321)	(39,773)	(43,634)	(48,543)	(55,893)

Net investment income (loss)	87,331	45,703	(18,301)	(14,039)	66,960	28,647

Realized gains (losses) on investments:

Capital gain distributions received	-	-	148,986	118,508	-	-

Net realized gain (loss)	19,879	115,573	58,534	57,215	(20,445)	13,212

Realized gains (losses)	19,879	115,573	207,520	175,723	(20,445)	13,212

Unrealized appreciation (depreciation) during the period	(445,186)	424,047	(788,906)	480,346	(532,889)	302,088

Net increase (decrease) in net assets from operations	(337,976)	585,323	(599,687)	642,030	(486,374)	343,947

Changes from principal transactions:

Purchase payments	10,411	10,758	-	-	925	1,170

Transfers between sub-accounts and the company	(221,914)	10,810	6,612	(14,501)	(201,332)	111,907

Withdrawals	(309,480)	(431,018)	(88,074)	(52,320)	(49,346)	(152,649)

Annual contract fee	(14,168)	(14,610)	(12,029)	(11,804)	(17,116)	(16,311)

Net increase (decrease) in net assets from principal transactions	(535,151)	(424,060)	(93,491)	(78,625)	(266,869)	(55,883)

Total increase (decrease) in net assets	(873,127)	161,263	(693,178)	563,405	(753,243)	288,064

Net assets at beginning of period	5,459,372	5,298,109	3,070,909	2,507,504	3,871,154	3,583,090

Net assets at end of period	$4,586,245	$5,459,372	$2,377,731	$3,070,909	$3,117,911	$3,871,154

	2022	2021	2022	2021	2022	2021

Units, beginning of period	217,117	235,308	42,151	43,328	288,514	292,408

Units issued	3,234	10,241	310	30	4,368	16,803

Units redeemed	(25,314)	(28,432)	(1,765)	(1,207)	(25,820)	(20,697)

Units, end of period	195,037	217,117	40,696	42,151	267,062	288,514

See accompanying notes.	31 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$369,108	$426,642	$247,107	$332,843	$15,573	$6,857

Expenses:

Mortality and expense risk and administrative charges	(303,513)	(316,335)	(249,673)	(304,439)	(11,160)	(12,627)

Net investment income (loss)	65,595	110,307	(2,566)	28,404	4,413	(5,770)

Realized gains (losses) on investments:

Capital gain distributions received	2,246,231	443,841	1,693,010	381,938	115,278	4,289

Net realized gain (loss)	(334,910)	192,925	40,414	(225,622)	14,005	19,785

Realized gains (losses)	1,911,321	636,766	1,733,424	156,316	129,283	24,074

Unrealized appreciation (depreciation) during the period	(3,026,916)	3,748,114	(2,589,035)	3,839,588	(258,001)	167,444

Net increase (decrease) in net assets from operations	(1,050,000)	4,495,187	(858,177)	4,024,308	(124,305)	185,748

Changes from principal transactions:

Purchase payments	16,537	48,379	11,502	11,557	920	5,480

Transfers between sub-accounts and the company	(588,371)	(46,926)	(48,169)	(570,528)	(95,483)	39,568

Withdrawals	(1,446,093)	(1,443,624)	(2,517,107)	(3,076,809)	(26,419)	(43,701)

Annual contract fee	(6,758)	(6,473)	(46,621)	(48,328)	(292)	(289)

Net increase (decrease) in net assets from principal transactions	(2,024,685)	(1,448,644)	(2,600,395)	(3,684,108)	(121,274)	1,058

Total increase (decrease) in net assets	(3,074,685)	3,046,543	(3,458,572)	340,200	(245,579)	186,806

Net assets at beginning of period	22,537,214	19,490,671	18,460,399	18,120,199	864,745	677,939

Net assets at end of period	$19,462,529	$22,537,214	$15,001,827	$18,460,399	$619,166	$864,745

	2022	2021	2022	2021	2022	2021

Units, beginning of period	292,856	313,892	481,438	585,159	25,230	25,350

Units issued	4,076	4,162	36,494	39,001	59	2,672

Units redeemed	(31,047)	(25,198)	(105,064)	(142,722)	(4,075)	(2,792)

Units, end of period	265,885	292,856	412,868	481,438	21,214	25,230

See accompanying notes.	32 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$56,720	$27,618	$557	$-	$220,915	$172,860

Expenses:

Mortality and expense risk and administrative charges	(43,033)	(50,124)	(82,402)	(100,712)	(304,820)	(332,369)

Net investment income (loss)	13,687	(22,506)	(81,845)	(100,712)	(83,905)	(159,509)

Realized gains (losses) on investments:

Capital gain distributions received	460,285	21,689	491,160	521,058	2,674,616	2,576,621

Net realized gain (loss)	106,380	185,616	463,320	312,711	727,388	938,205

Realized gains (losses)	566,665	207,305	954,480	833,769	3,402,004	3,514,826

Unrealized appreciation (depreciation) during the period	(1,085,255)	545,570	(2,555,577)	836,431	(5,464,797)	2,066,286

Net increase (decrease) in net assets from operations	(504,903)	730,369	(1,682,942)	1,569,488	(2,146,698)	5,421,603

Changes from principal transactions:

Purchase payments	2,501	1,566	1,921	10,871	27,949	55,749

Transfers between sub-accounts and the company	(58,662)	320,018	(281,327)	40,998	(72,361)	(82,945)

Withdrawals	(278,143)	(385,864)	(200,215)	(369,624)	(1,679,038)	(1,691,286)

Annual contract fee	(9,139)	(6,720)	(21,318)	(23,085)	(7,943)	(7,794)

Net increase (decrease) in net assets from principal transactions	(343,443)	(71,000)	(500,939)	(340,840)	(1,731,393)	(1,726,276)

Total increase (decrease) in net assets	(848,346)	659,369	(2,183,881)	1,228,648	(3,878,091)	3,695,327

Net assets at beginning of period	3,313,756	2,654,387	6,933,678	5,705,030	23,497,749	19,802,422

Net assets at end of period	$2,465,410	$3,313,756	$4,749,797	$6,933,678	$19,619,658	$23,497,749

	2022	2021	2022	2021	2022	2021

Units, beginning of period	92,701	95,670	93,481	98,529	516,255	559,472

Units issued	10,090	37,763	5,018	1,727	7,813	7,034

Units redeemed	(21,151)	(40,732)	(12,484)	(6,775)	(48,709)	(50,251)

Units, end of period	81,640	92,701	86,015	93,481	475,359	516,255

See accompanying notes.	33 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II		Global Equity Trust Series I		Global Equity Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$184,457	$137,811	$150,597	$-	$94,588	$-

Expenses:

Mortality and expense risk and administrative charges	(335,071)	(379,661)	(77,474)	(88,685)	(58,769)	(73,311)

Net investment income (loss)	(150,614)	(241,850)	73,123	(88,685)	35,819	(73,311)

Realized gains (losses) on investments:

Capital gain distributions received	2,756,897	2,689,214	354,110	-	240,694	-

Net realized gain (loss)	843,311	1,833,449	61,907	141,888	185,479	71,700

Realized gains (losses)	3,600,208	4,522,663	416,017	141,888	426,173	71,700

Unrealized appreciation (depreciation) during the period	(5,714,295)	1,514,238	(1,536,480)	1,087,282	(1,211,959)	840,020

Net increase (decrease) in net assets from operations	(2,264,701)	5,795,051	(1,047,340)	1,140,485	(749,967)	838,409

Changes from principal transactions:

Purchase payments	7,107	9,051	25,350	29,062	1,000	2,513

Transfers between sub-accounts and the company	(666,955)	(829,264)	(50,126)	(77,595)	(281,077)	176,323

Withdrawals	(1,264,644)	(2,226,812)	(242,401)	(453,215)	(552,016)	(291,540)

Annual contract fee	(79,674)	(78,521)	(7,023)	(6,471)	(14,413)	(14,154)

Net increase (decrease) in net assets from principal transactions	(2,004,166)	(3,125,546)	(274,200)	(508,219)	(846,506)	(126,858)

Total increase (decrease) in net assets	(4,268,867)	2,669,505	(1,321,540)	632,266	(1,596,473)	711,551

Net assets at beginning of period	24,499,142	21,829,637	6,607,449	5,975,183	5,151,475	4,439,924

Net assets at end of period	$20,230,275	$24,499,142	$5,285,909	$6,607,449	$3,555,002	$5,151,475

	2022	2021	2022	2021	2022	2021

Units, beginning of period	598,338	674,134	140,718	152,453	185,286	191,372

Units issued	7,627	32,258	1,282	624	15,394	11,080

Units redeemed	(60,216)	(108,054)	(8,499)	(12,359)	(48,253)	(17,166)

Units, end of period	545,749	598,338	133,501	140,718	152,427	185,286

See accompanying notes.	34 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series II		High Yield Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$-	$-	$64,289	$62,458

Expenses:

Mortality and expense risk and administrative charges	(51,141)	(64,011)	(113,417)	(159,331)	(14,911)	(17,836)

Net investment income (loss)	(51,141)	(64,011)	(113,417)	(159,331)	49,378	44,622

Realized gains (losses) on investments:

Capital gain distributions received	390,402	404,103	990,829	1,087,633	-	-

Net realized gain (loss)	46,120	44,666	61,968	541,581	(19,135)	(17,633)

Realized gains (losses)	436,522	448,769	1,052,797	1,629,214	(19,135)	(17,633)

Unrealized appreciation (depreciation) during the period	(994,591)	(37,287)	(2,378,550)	(541,522)	(208,697)	28,496

Net increase (decrease) in net assets from operations	(609,210)	347,471	(1,439,170)	928,361	(178,454)	55,485

Changes from principal transactions:

Purchase payments	240	240	2,305	2,657	-	-

Transfers between sub-accounts and the company	(189,095)	48,398	(83,197)	(437,107)	(4,625)	37,171

Withdrawals	(197,627)	(134,379)	(983,872)	(1,288,698)	(52,196)	(166,447)

Annual contract fee	(2,075)	(2,122)	(24,093)	(28,006)	(2,813)	(2,545)

Net increase (decrease) in net assets from principal transactions	(388,557)	(87,863)	(1,088,857)	(1,751,154)	(59,634)	(131,821)

Total increase (decrease) in net assets	(997,767)	259,608	(2,528,027)	(822,793)	(238,088)	(76,336)

Net assets at beginning of period	4,221,809	3,962,201	9,737,384	10,560,177	1,252,372	1,328,708

Net assets at end of period	$3,224,042	$4,221,809	$7,209,357	$9,737,384	$1,014,284	$1,252,372

	2022	2021	2022	2021	2022	2021

Units, beginning of period	35,721	36,775	83,344	98,533	46,655	51,874

Units issued	530	4,154	6,231	6,688	738	5,722

Units redeemed	(4,380)	(5,208)	(16,955)	(21,877)	(3,410)	(10,941)

Units, end of period	31,871	35,721	72,620	83,344	43,983	46,655

See accompanying notes.	35 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series II		International Equity Index Series I		International Equity Index Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$160,989	$192,754	$16,961	$18,944	$85,249	$101,069

Expenses:

Mortality and expense risk and administrative charges	(46,181)	(65,099)	(8,904)	(10,339)	(50,973)	(65,565)

Net investment income (loss)	114,808	127,655	8,057	8,605	34,276	35,504

Realized gains (losses) on investments:

Capital gain distributions received	-	-	2,884	8,822	15,654	50,843

Net realized gain (loss)	(83,866)	46,567	6,788	8,328	50,665	103,911

Realized gains (losses)	(83,866)	46,567	9,672	17,150	66,319	154,754

Unrealized appreciation (depreciation) during the period	(551,887)	(11,699)	(144,256)	13,955	(809,184)	47,861

Net increase (decrease) in net assets from operations	(520,945)	162,523	(126,527)	39,710	(708,589)	238,119

Changes from principal transactions:

Purchase payments	2,240	4,830	-	160	460	593

Transfers between sub-accounts and the company	189,952	53,747	(21,095)	65,101	(140,485)	52,034

Withdrawals	(710,289)	(616,784)	(19,312)	(14,835)	(248,425)	(217,167)

Annual contract fee	(12,385)	(12,095)	(319)	(288)	(12,929)	(13,943)

Net increase (decrease) in net assets from principal transactions	(530,482)	(570,302)	(40,726)	50,138	(401,379)	(178,483)

Total increase (decrease) in net assets	(1,051,427)	(407,779)	(167,253)	89,848	(1,109,968)	59,636

Net assets at beginning of period	3,812,168	4,219,947	742,603	652,755	4,182,688	4,123,052

Net assets at end of period	$2,760,741	$3,812,168	$575,350	$742,603	$3,072,720	$4,182,688

	2022	2021	2022	2021	2022	2021

Units, beginning of period	137,811	157,183	37,813	35,263	217,643	226,639

Units issued	30,014	43,279	131	4,069	1,420	7,467

Units redeemed	(50,558)	(62,651)	(2,447)	(1,519)	(24,974)	(16,463)

Units, end of period	117,267	137,811	35,497	37,813	194,089	217,643

See accompanying notes.	36 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series NAV		International Small Company Trust Series I		International Small Company Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$25,448	$27,895	$21,218	$17,005	$36,617	$32,055

Expenses:

Mortality and expense risk and administrative charges	(14,245)	(17,273)	(15,631)	(19,464)	(32,935)	(45,103)

Net investment income (loss)	11,203	10,622	5,587	(2,459)	3,682	(13,048)

Realized gains (losses) on investments:

Capital gain distributions received	4,249	12,754	82,848	38,290	160,477	84,708

Net realized gain (loss)	5,273	24,975	2,514	44,949	140,961	107,694

Realized gains (losses)	9,522	37,729	85,362	83,239	301,438	192,402

Unrealized appreciation (depreciation) during the period	(201,437)	11,508	(351,265)	73,680	(834,395)	147,588

Net increase (decrease) in net assets from operations	(180,712)	59,859	(260,316)	154,460	(529,275)	326,942

Changes from principal transactions:

Purchase payments	-	-	347	397	650	826

Transfers between sub-accounts and the company	(8,307)	(1,919)	(13,868)	(2,008)	(51,237)	(20,665)

Withdrawals	(29,430)	(30,908)	(86,554)	(96,389)	(309,317)	(172,396)

Annual contract fee	(4,113)	(4,680)	(468)	(493)	(14,383)	(9,631)

Net increase (decrease) in net assets from principal transactions	(41,850)	(37,507)	(100,543)	(98,493)	(374,287)	(201,866)

Total increase (decrease) in net assets	(222,562)	22,352	(360,859)	55,967	(903,562)	125,076

Net assets at beginning of period	1,056,177	1,033,825	1,346,050	1,290,083	2,923,887	2,798,811

Net assets at end of period	$833,615	$1,056,177	$985,191	$1,346,050	$2,020,325	$2,923,887

	2022	2021	2022	2021	2022	2021

Units, beginning of period	67,896	70,306	51,455	55,275	116,643	124,772

Units issued	1,000	2,743	70	655	12,280	2,877

Units redeemed	(3,945)	(5,153)	(4,822)	(4,475)	(28,980)	(11,006)

Units, end of period	64,951	67,896	46,703	51,455	99,943	116,643

See accompanying notes.	37 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Balanced Portfolio Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$56,046	$42,791	$300,654	$255,930	$153,276	$186,695

Expenses:

Mortality and expense risk and administrative charges	(25,630)	(30,697)	(160,831)	(216,606)	(83,979)	(101,949)

Net investment income (loss)	30,416	12,094	139,823	39,324	69,297	84,746

Realized gains (losses) on investments:

Capital gain distributions received	34,684	46,456	198,922	307,680	518,040	304,379

Net realized gain (loss)	(50,331)	(1,085)	(236,090)	130,793	28,530	155,225

Realized gains (losses)	(15,647)	45,371	(37,168)	438,473	546,570	459,604

Unrealized appreciation (depreciation) during the period	(341,921)	(117,032)	(2,140,631)	(901,226)	(1,814,059)	32,614

Net increase (decrease) in net assets from operations	(327,152)	(59,567)	(2,037,976)	(423,429)	(1,198,192)	576,964

Changes from principal transactions:

Purchase payments	505	139,075	39,321	24,916	2,400	2,400

Transfers between sub-accounts and the company	214,000	(74,318)	(727,549)	475,661	220,165	(98,855)

Withdrawals	(325,079)	(201,670)	(1,038,674)	(1,433,179)	(758,046)	(663,314)

Annual contract fee	(2,638)	(2,474)	(46,055)	(43,047)	(19,750)	(19,500)

Net increase (decrease) in net assets from principal transactions	(113,212)	(139,387)	(1,772,957)	(975,649)	(555,231)	(779,269)

Total increase (decrease) in net assets	(440,364)	(198,954)	(3,810,933)	(1,399,078)	(1,753,423)	(202,305)

Net assets at beginning of period	2,063,763	2,262,717	13,282,788	14,681,866	7,361,248	7,563,553

Net assets at end of period	$1,623,399	$2,063,763	$9,471,855	$13,282,788	$5,607,825	$7,361,248

	2022	2021	2022	2021	2022	2021

Units, beginning of period	62,271	66,993	649,587	691,660	369,896	410,475

Units issued	6,896	6,245	16,129	126,480	12,020	5,272

Units redeemed	(10,751)	(10,967)	(109,064)	(168,553)	(44,136)	(45,851)

Units, end of period	58,416	62,271	556,652	649,587	337,780	369,896

See accompanying notes.	38 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$6,125,639	$7,528,189	$59,539	$74,810	$1,188,952	$1,481,711

Expenses:

Mortality and expense risk and administrative charges	(3,860,772)	(4,658,567)	(32,486)	(36,963)	(675,901)	(838,867)

Net investment income (loss)	2,264,867	2,869,622	27,053	37,847	513,051	642,844

Realized gains (losses) on investments:

Capital gain distributions received	21,843,307	13,077,968	109,848	58,806	2,394,823	1,260,425

Net realized gain (loss)	792,479	5,641,772	(12,221)	23,511	(460,046)	665,867

Realized gains (losses)	22,635,786	18,719,740	97,627	82,317	1,934,777	1,926,292

Unrealized appreciation (depreciation) during the period	(77,810,732)	2,313,123	(520,531)	(88,943)	(10,958,741)	(1,875,338)

Net increase (decrease) in net assets from operations	(52,910,079)	23,902,485	(395,851)	31,221	(8,510,913)	693,798

Changes from principal transactions:

Purchase payments	737,781	665,057	1,026	-	49,428	81,249

Transfers between sub-accounts and the company	(1,967,710)	5,652,740	(14,264)	360,525	1,423,073	(903,836)

Withdrawals	(21,124,911)	(23,799,544)	(165,268)	(294,461)	(4,964,698)	(4,679,116)

Annual contract fee	(1,645,563)	(1,649,598)	(2,194)	(2,303)	(341,491)	(366,791)

Net increase (decrease) in net assets from principal transactions	(24,000,403)	(19,131,345)	(180,700)	63,761	(3,833,688)	(5,868,494)

Total increase (decrease) in net assets	(76,910,482)	4,771,140	(576,551)	94,982	(12,344,601)	(5,174,696)

Net assets at beginning of period	321,979,082	317,207,942	2,558,226	2,463,244	54,912,727	60,087,423

Net assets at end of period	$245,068,600	$321,979,082	$1,981,675	$2,558,226	$42,568,126	$54,912,727

	2022	2021	2022	2021	2022	2021

Units, beginning of period	15,914,929	16,900,865	152,742	148,617	3,298,303	3,650,281

Units issued	304,217	437,981	593	22,317	199,406	92,317

Units redeemed	(1,665,131)	(1,423,917)	(12,342)	(18,192)	(456,144)	(444,295)

Units, end of period	14,554,015	15,914,929	140,993	152,742	3,041,565	3,298,303

See accompanying notes.	39 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$234,142	$267,383	$11,961,276	$14,075,995	$2,763	$3,093

Expenses:

Mortality and expense risk and administrative charges	(135,978)	(155,671)	(7,963,436)	(9,534,313)	(1,351)	(1,559)

Net investment income (loss)	98,164	111,712	3,997,840	4,541,682	1,412	1,534

Realized gains (losses) on investments:

Capital gain distributions received	1,190,538	744,860	67,223,755	43,253,477	13,741	8,421

Net realized gain (loss)	78,101	333,977	4,480,914	16,024,011	(246)	1,014

Realized gains (losses)	1,268,639	1,078,837	71,704,669	59,277,488	13,495	9,435

Unrealized appreciation (depreciation) during the period	(3,351,657)	107,131	(190,833,071)	12,971,816	(37,302)	4,505

Net increase (decrease) in net assets from operations	(1,984,854)	1,297,680	(115,130,562)	76,790,986	(22,395)	15,474

Changes from principal transactions:

Purchase payments	18,296	20,312	1,826,106	2,996,429	-	-

Transfers between sub-accounts and the company	(25,226)	1,002,863	(7,817,119)	14,466,148	-	-

Withdrawals	(621,490)	(821,167)	(40,651,492)	(55,940,544)	(5,579)	(5,579)

Annual contract fee	(28,795)	(26,209)	(3,667,313)	(3,568,652)	-	-

Net increase (decrease) in net assets from principal transactions	(657,215)	175,799	(50,309,818)	(42,046,619)	(5,579)	(5,579)

Total increase (decrease) in net assets	(2,642,069)	1,473,479	(165,440,380)	34,744,367	(27,974)	9,895

Net assets at beginning of period	11,774,535	10,301,056	678,568,115	643,823,748	133,283	123,388

Net assets at end of period	$9,132,466	$11,774,535	$513,127,735	$678,568,115	$105,309	$133,283

	2022	2021	2022	2021	2022	2021

Units, beginning of period	530,036	521,396	29,673,161	31,621,700	7,386	7,711

Units issued	983	70,618	292,777	1,056,455	-	-

Units redeemed	(34,171)	(61,978)	(2,765,490)	(3,004,994)	(356)	(325)

Units, end of period	496,848	530,036	27,200,448	29,673,161	7,030	7,386

See accompanying notes.	40 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II		Managed Volatility Balanced Portfolio Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$54,180	$67,469	$1,842,830	$2,412,798	$120,027	$148,563

Expenses:

Mortality and expense risk and administrative charges	(28,976)	(35,057)	(1,166,853)	(1,446,854)	(70,481)	(86,242)

Net investment income (loss)	25,204	32,412	675,977	965,944	49,546	62,321

Realized gains (losses) on investments:

Capital gain distributions received	155,080	94,254	5,784,184	3,679,743	141,284	-

Net realized gain (loss)	7,742	23,029	(151,513)	1,541,731	(84,178)	9,269

Realized gains (losses)	162,822	117,283	5,632,671	5,221,474	57,106	9,269

Unrealized appreciation (depreciation) during the period	(580,716)	(7,515)	(21,987,756)	(857,687)	(1,043,392)	409,438

Net increase (decrease) in net assets from operations	(392,690)	142,180	(15,679,108)	5,329,731	(936,740)	481,028

Changes from principal transactions:

Purchase payments	-	-	13,806	233,948	11,000	12,000

Transfers between sub-accounts and the company	57,930	41,257	(3,183,148)	1,168,625	15,380	(208,244)

Withdrawals	(258,777)	(119,416)	(7,215,509)	(7,541,593)	(505,484)	(551,300)

Annual contract fee	(4,725)	(5,799)	(531,970)	(559,508)	(13,486)	(14,683)

Net increase (decrease) in net assets from principal transactions	(205,572)	(83,958)	(10,916,821)	(6,698,528)	(492,590)	(762,227)

Total increase (decrease) in net assets	(598,262)	58,222	(26,595,929)	(1,368,797)	(1,429,330)	(281,199)

Net assets at beginning of period	2,532,120	2,473,898	98,040,774	99,409,571	5,948,378	6,229,577

Net assets at end of period	$1,933,858	$2,532,120	$71,444,845	$98,040,774	$4,519,048	$5,948,378

	2022	2021	2022	2021	2022	2021

Units, beginning of period	135,318	139,764	5,165,832	5,526,188	198,239	221,710

Units issued	5,000	2,629	77,273	164,358	1,089	1,504

Units redeemed	(16,577)	(7,075)	(720,300)	(524,714)	(19,279)	(24,975)

Units, end of period	123,741	135,318	4,522,805	5,165,832	180,049	198,239

See accompanying notes.	41 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series II		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$3,082,735	$3,857,895	$25,204 $	36,742	$714,127	$982,546

Expenses:

Mortality and expense risk and administrative charges	(1,987,369)	(2,463,449)	(14,547)	(18,042)	(419,235)	(525,177)

Net investment income (loss)	1,095,366	1,394,446	10,657	18,700	294,892	457,369

Realized gains (losses) on investments:

Capital gain distributions received	3,975,533	-	-	-	-	-

Net realized gain (loss)	(3,709,908)	(513,254)	(25,517)	(3,612)	(619,244)	(301,404)

Realized gains (losses)	265,625	(513,254)	(25,517)	(3,612)	(619,244)	(301,404)

Unrealized appreciation (depreciation) during the period	(27,766,008)	12,263,999	(171,228)	8,590	(5,040,156)	466,976

Net increase (decrease) in net assets from operations	(26,405,017)	13,145,191	(186,088)	23,678	(5,364,508)	622,941

Changes from principal transactions:

Purchase payments	117,687	910,895	-	-	1,260	4,260

Transfers between sub-accounts and the company	(85,376)	(5,137,612)	(67,606)	(143,610)	(16,665)	600,549

Withdrawals	(13,563,002)	(14,793,562)	(106,895)	(64,169)	(2,982,302)	(5,442,465)

Annual contract fee	(912,752)	(955,269)	(125)	(276)	(215,565)	(233,640)

Net increase (decrease) in net assets from principal transactions	(14,443,443)	(19,975,548)	(174,626)	(208,055)	(3,213,272)	(5,071,296)

Total increase (decrease) in net assets	(40,848,460)	(6,830,357)	(360,714)	(184,377)	(8,577,780)	(4,448,355)

Net assets at beginning of period	165,503,523	172,333,880	1,210,172	1,394,549	34,212,888	38,661,243

Net assets at end of period	$124,655,063	$165,503,523	$849,458	$1,210,172	$25,635,108	$34,212,888

	2022	2021	2022	2021	2022	2021

Units, beginning of period	6,675,678	7,556,082	38,359	44,596	1,663,235	1,910,257

Units issued	65,802	63,680	-	29	25,020	97,998

Units redeemed	(705,838)	(944,084)	(5,863)	(6,266)	(198,365)	(345,020)

Units, end of period	6,035,642	6,675,678	32,496	38,359	1,489,890	1,663,235

See accompanying notes.	42 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series II		Managed Volatility Moderate Portfolio Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$73,168	$83,173	$3,293,545	$3,764,550	$57,098	$70,038

Expenses:

Mortality and expense risk and administrative charges	(43,525)	(52,217)	(2,346,158)	(2,829,764)	(33,236)	(39,276)

Net investment income (loss)	29,643	30,956	947,387	934,786	23,862	30,762

Realized gains (losses) on investments:

Capital gain distributions received	64,484	-	3,206,344	-	65,573	-

Net realized gain (loss)	(26,386)	51,473	(2,953,233)	338,157	(46,787)	(9,920)

Realized gains (losses)	38,098	51,473	253,111	338,157	18,786	(9,920)

Unrealized appreciation (depreciation) during the period	(663,197)	305,572	(31,509,191)	18,562,570	(455,241)	139,149

Net increase (decrease) in net assets from operations	(595,456)	388,001	(30,308,693)	19,835,513	(412,593)	159,991

Changes from principal transactions:

Purchase payments	-	-	82,429	1,391,261	-	-

Transfers between sub-accounts and the company	(8,933)	377,190	904,657	(844,017)	2,415	(34,123)

Withdrawals	(234,417)	(449,886)	(12,265,793)	(17,535,154)	(143,407)	(160,433)

Annual contract fee	(9,574)	(9,324)	(1,144,608)	(1,185,703)	(1,420)	(1,482)

Net increase (decrease) in net assets from principal transactions	(252,924)	(82,020)	(12,423,315)	(18,173,613)	(142,412)	(196,038)

Total increase (decrease) in net assets	(848,380)	305,981	(42,732,008)	1,661,900	(555,005)	(36,047)

Net assets at beginning of period	3,849,550	3,543,569	189,438,567	187,776,667	2,588,864	2,624,911

Net assets at end of period	$3,001,170	$3,849,550	$146,706,559	$189,438,567	$2,033,859	$2,588,864

	2022	2021	2022	2021	2022	2021

Units, beginning of period	132,703	135,331	7,440,441	8,216,688	78,177	84,576

Units issued	14	16,846	71,768	215,004	488	111

Units redeemed	(11,142)	(19,474)	(618,703)	(991,251)	(5,008)	(6,510)

Units, end of period	121,575	132,703	6,893,506	7,440,441	73,657	78,177

See accompanying notes.	43 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series II		Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,201,481	$1,575,059	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(719,220)	(892,311)	(94,889)	(147,114)	(147,745)	(232,427)

Net investment income (loss)	482,261	682,748	(94,889)	(147,114)	(147,745)	(232,427)

Realized gains (losses) on investments:

Capital gain distributions received	1,516,720	-	2,393,428	2,632,093	4,231,226	4,380,332

Net realized gain (loss)	(2,079,082)	(1,652,729)	(188,958)	251,307	(158,806)	760,379

Realized gains (losses)	(562,362)	(1,652,729)	2,204,470	2,883,400	4,072,420	5,140,711

Unrealized appreciation (depreciation) during the period	(9,710,985)	4,896,670	(5,342,497)	(2,523,809)	(8,827,046)	(4,619,385)

Net increase (decrease) in net assets from operations	(9,791,086)	3,926,689	(3,232,916)	212,477	(4,902,371)	288,899

Changes from principal transactions:

Purchase payments	3,180	162,850	1,545	75,006	8,570	8,752

Transfers between sub-accounts and the company	(269,715)	(3,100,491)	(35,924)	(161,060)	59,572	(738,806)

Withdrawals	(5,787,059)	(5,446,922)	(416,211)	(379,039)	(387,479)	(690,234)

Annual contract fee	(374,189)	(385,844)	(3,729)	(4,064)	(30,154)	(41,485)

Net increase (decrease) in net assets from principal transactions	(6,427,783)	(8,770,407)	(454,319)	(469,157)	(349,491)	(1,461,773)

Total increase (decrease) in net assets	(16,218,869)	(4,843,718)	(3,687,235)	(256,680)	(5,251,862)	(1,172,874)

Net assets at beginning of period	61,982,615	66,826,333	9,210,277	9,466,957	13,999,988	15,172,862

Net assets at end of period	$45,763,746	$61,982,615	$5,523,042	$9,210,277	$8,748,126	$13,999,988

	2022	2021	2022	2021	2022	2021

Units, beginning of period	2,655,674	3,015,873	126,536	132,564	162,054	179,121

Units issued	24,308	56,384	1,855	1,690	5,546	2,696

Units redeemed	(342,706)	(416,583)	(10,353)	(7,718)	(10,394)	(19,763)

Units, end of period	2,337,276	2,655,674	118,038	126,536	157,206	162,054

See accompanying notes.	44 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Value Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$48,425	$43,627	$78,609	$72,185	$12,907	$16,386

Expenses:

Mortality and expense risk and administrative charges	(63,859)	(73,233)	(133,209)	(169,340)	(23,420)	(26,350)

Net investment income (loss)	(15,434)	(29,606)	(54,600)	(97,155)	(10,513)	(9,964)

Realized gains (losses) on investments:

Capital gain distributions received	607,734	268,966	1,208,625	587,945	168,491	79,690

Net realized gain (loss)	(13,435)	51,247	26,049	352,649	16,298	18,948

Realized gains (losses)	594,299	320,213	1,234,674	940,594	184,789	98,638

Unrealized appreciation (depreciation) during the period	(1,317,387)	689,575	(2,697,491)	1,279,447	(270,046)	250,799

Net increase (decrease) in net assets from operations	(738,522)	980,182	(1,517,417)	2,122,886	(95,770)	339,473

Changes from principal transactions:

Purchase payments	2,128	3,483	5,276	16,945	500	650

Transfers between sub-accounts and the company	(25,019)	(29,788)	(255,215)	(61,542)	(21,735)	38,618

Withdrawals	(152,107)	(394,117)	(782,704)	(1,329,268)	(243,528)	(164,885)

Annual contract fee	(1,119)	(1,096)	(30,584)	(32,516)	(1,046)	(956)

Net increase (decrease) in net assets from principal transactions	(176,117)	(421,518)	(1,063,227)	(1,406,381)	(265,809)	(126,573)

Total increase (decrease) in net assets	(914,639)	558,664	(2,580,644)	716,505	(361,579)	212,900

Net assets at beginning of period	5,065,814	4,507,150	10,557,158	9,840,653	1,769,247	1,556,347

Net assets at end of period	$4,151,175	$5,065,814	$7,976,514	$10,557,158	$1,407,668	$1,769,247

	2022	2021	2022	2021	2022	2021

Units, beginning of period	78,169	85,089	190,677	217,511	37,582	40,452

Units issued	417	1,942	1,537	18,566	819	3,690

Units redeemed	(3,489)	(8,862)	(23,726)	(45,400)	(6,688)	(6,560)

Units, end of period	75,097	78,169	168,488	190,677	31,713	37,582

See accompanying notes.	45 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$48,355	$55,541	$18,920 $	52	$64,288	$256

Expenses:

Mortality and expense risk and administrative charges	(105,266)	(109,063)	(21,633)	(22,779)	(93,804)	(108,855)

Net investment income (loss)	(56,911)	(53,522)	(2,713)	(22,727)	(29,516)	(108,599)

Realized gains (losses) on investments:

Capital gain distributions received	817,078	333,183	-	-	-	-

Net realized gain (loss)	29,418	103,020	-	-	-	-

Realized gains (losses)	846,496	436,203	-	-	-	-

Unrealized appreciation (depreciation) during the period	(1,197,700)	1,018,991	(1)	-	(1)	-

Net increase (decrease) in net assets from operations	(408,115)	1,401,672	(2,714)	(22,727)	(29,517)	(108,599)

Changes from principal transactions:

Purchase payments	550	1,659	-	-	-	-

Transfers between sub-accounts and the company	367,514	8,530	(718,589)	(389,142)	(69,073)	(253,587)

Withdrawals	(312,434)	(546,267)	661,984	316,412	(708,816)	(929,464)

Annual contract fee	(22,667)	(20,272)	(2,391)	(2,790)	(60,466)	(65,340)

Net increase (decrease) in net assets from principal transactions	32,963	(556,350)	(58,996)	(75,520)	(838,355)	(1,248,391)

Total increase (decrease) in net assets	(375,152)	845,322	(61,710)	(98,247)	(867,872)	(1,356,990)

Net assets at beginning of period	7,234,259	6,388,937	1,500,176	1,598,423	6,723,761	8,080,751

Net assets at end of period	$6,859,107	$7,234,259	$1,438,466	$1,500,176	$5,855,889	$6,723,761

	2022	2021	2022	2021	2022	2021

Units, beginning of period	160,368	173,183	104,087	109,203	606,777	717,429

Units issued	15,263	8,012	17,999	1,578	62	2,035

Units redeemed	(14,975)	(20,827)	(23,378)	(6,694)	(76,460)	(112,687)

Units, end of period	160,656	160,368	98,708	104,087	530,379	606,777

See accompanying notes.	46 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series NAV		Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$4,957	$19	$28,963	$36,739	$126,864	$164,827

Expenses:

Mortality and expense risk and administrative charges	(6,451)	(8,946)	(15,326)	(19,341)	(80,547)	(98,055)

Net investment income (loss)	(1,494)	(8,927)	13,637	17,398	46,317	66,772

Realized gains (losses) on investments:

Capital gain distributions received	-	-	12,190	50,146	57,715	242,154

Net realized gain (loss)	-	-	(21,983)	(861)	(141,102)	54,726

Realized gains (losses)	-	-	(9,793)	49,285	(83,387)	296,880

Unrealized appreciation (depreciation) during the period	1	-	(158,175)	(113,999)	(750,346)	(601,954)

Net increase (decrease) in net assets from operations	(1,493)	(8,927)	(154,331)	(47,316)	(787,416)	(238,302)

Changes from principal transactions:

Purchase payments	-	-	150	230	1,402	5,002

Transfers between sub-accounts and the company	(15,570)	15,393	(2,073)	(38,141)	(142,098)	566,657

Withdrawals	(143,775)	(48,155)	(71,996)	(109,460)	(449,686)	(586,055)

Annual contract fee	(1,959)	(2,310)	(507)	(548)	(18,934)	(17,984)

Net increase (decrease) in net assets from principal transactions	(161,304)	(35,072)	(74,426)	(147,919)	(609,316)	(32,380)

Total increase (decrease) in net assets	(162,797)	(43,999)	(228,757)	(195,235)	(1,396,732)	(270,682)

Net assets at beginning of period	529,845	573,844	1,251,028	1,446,263	6,159,707	6,430,389

Net assets at end of period	$367,048	$529,845	$1,022,271	$1,251,028	$4,762,975	$6,159,707

	2022	2021	2022	2021	2022	2021

Units, beginning of period	44,402	47,294	30,916	34,518	285,102	284,550

Units issued	332	1,269	164	339	8,733	42,712

Units redeemed	(13,945)	(4,161)	(2,314)	(3,941)	(40,580)	(42,160)

Units, end of period	30,789	44,402	28,766	30,916	253,255	285,102

See accompanying notes.	47 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$85,391	$97,305	$15,365	$22,541	$33,535	$70,688

Expenses:

Mortality and expense risk and administrative charges	(11,099)	(13,990)	(21,250)	(22,827)	(63,639)	(89,308)

Net investment income (loss)	74,292	83,315	(5,885)	(286)	(30,104)	(18,620)

Realized gains (losses) on investments:

Capital gain distributions received	25,674	-	117,134	-	316,148	-

Net realized gain (loss)	(2,244)	11,423	28,850	46,207	633,765	345,550

Realized gains (losses)	23,430	11,423	145,984	46,207	949,913	345,550

Unrealized appreciation (depreciation) during the period	(207,090)	29,050	(658,630)	513,515	(2,440,573)	1,765,960

Net increase (decrease) in net assets from operations	(109,368)	123,788	(518,531)	559,436	(1,520,764)	2,092,890

Changes from principal transactions:

Purchase payments	-	-	115	105	3,706	3,740

Transfers between sub-accounts and the company	(2,178)	(73,482)	4,769	(44,127)	(414,674)	(33,514)

Withdrawals	(63,319)	(82,077)	(45,718)	(42,369)	(1,061,495)	(839,786)

Annual contract fee	(2,056)	(2,566)	(604)	(546)	(10,701)	(11,976)

Net increase (decrease) in net assets from principal transactions	(67,553)	(158,125)	(41,438)	(86,937)	(1,483,164)	(881,536)

Total increase (decrease) in net assets	(176,921)	(34,337)	(559,969)	472,499	(3,003,928)	1,211,354

Net assets at beginning of period	860,901	895,238	1,774,515	1,302,016	6,259,141	5,047,787

Net assets at end of period	$683,980	$860,901	$1,214,546	$1,774,515	$3,255,213	$6,259,141

	2022	2021	2022	2021	2022	2021

Units, beginning of period	32,566	38,655	20,038	21,230	96,163	112,237

Units issued	148	197	452	291	13,727	4,564

Units redeemed	(2,721)	(6,286)	(1,022)	(1,483)	(38,470)	(20,638)

Units, end of period	29,993	32,566	19,468	20,038	71,420	96,163

See accompanying notes.	48 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Select Bond Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$-	$-	$13,977	$15,684

Expenses:

Mortality and expense risk and administrative charges	(102,975)	(152,282)	(120,605)	(188,668)	(4,603)	(5,271)

Net investment income (loss)	(102,975)	(152,282)	(120,605)	(188,668)	9,374	10,413

Realized gains (losses) on investments:

Capital gain distributions received	2,997,757	1,997,983	3,769,615	2,680,479	3,747	2,645

Net realized gain (loss)	17,106	952,490	(611,771)	1,025,497	(6,901)	941

Realized gains (losses)	3,014,863	2,950,473	3,157,844	3,705,976	(3,154)	3,586

Unrealized appreciation (depreciation) during the period	(6,478,236)	(2,092,847)	(7,387,982)	(2,755,382)	(89,043)	(25,494)

Net increase (decrease) in net assets from operations	(3,566,348)	705,344	(4,350,743)	761,926	(82,823)	(11,495)

Changes from principal transactions:

Purchase payments	2,598	75,626	1,405	11,415	-	-

Transfers between sub-accounts and the company	299,367	(785,149)	(768,482)	1,561,668	(13,277)	52,437

Withdrawals	(494,112)	(661,302)	(755,258)	(1,281,875)	(27,021)	(12,649)

Annual contract fee	(3,145)	(3,411)	(38,828)	(38,044)	(5,181)	(4,607)

Net increase (decrease) in net assets from principal transactions	(195,292)	(1,374,236)	(1,561,163)	253,164	(45,479)	35,181

Total increase (decrease) in net assets	(3,761,640)	(668,892)	(5,911,906)	1,015,090	(128,302)	23,686

Net assets at beginning of period	9,875,354	10,544,246	12,812,819	11,797,729	571,248	547,562

Net assets at end of period	$6,113,714	$9,875,354	$6,900,913	$12,812,819	$442,946	$571,248

	2022	2021	2022	2021	2022	2021

Units, beginning of period	138,182	160,306	140,838	139,747	36,066	33,830

Units issued	10,267	4,720	15,314	47,068	1,051	3,337

Units redeemed	(13,161)	(26,844)	(35,617)	(45,977)	(4,191)	(1,101)

Units, end of period	135,288	138,182	120,535	140,838	32,926	36,066

See accompanying notes.	49 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,346,738	$1,450,349	$28,650	$38,341	$36,844	$50,774

Expenses:

Mortality and expense risk and administrative charges	(743,709)	(858,237)	(30,293)	(34,756)	(47,258)	(56,433)

Net investment income (loss)	603,029	592,112	(1,643)	3,585	(10,414)	(5,659)

Realized gains (losses) on investments:

Capital gain distributions received	387,728	263,208	-	-	-	-

Net realized gain (loss)	(1,231,426)	367,252	(20,413)	(9,473)	(93,946)	(26,293)

Realized gains (losses)	(843,698)	630,460	(20,413)	(9,473)	(93,946)	(26,293)

Unrealized appreciation (depreciation) during the period	(8,458,051)	(2,856,109)	(144,383)	(64,614)	(156,271)	(84,469)

Net increase (decrease) in net assets from operations	(8,698,720)	(1,633,537)	(166,439)	(70,502)	(260,631)	(116,421)

Changes from principal transactions:

Purchase payments	14,356	15,445	445	129,668	1,000	18,813

Transfers between sub-accounts and the company	3,410,335	4,797,529	61,703	(33,116)	(191,197)	(229,999)

Withdrawals	(4,386,901)	(5,163,198)	(126,768)	(258,710)	(1,103,185)	(404,354)

Annual contract fee	(317,476)	(223,692)	(538)	(688)	(6,575)	(8,324)

Net increase (decrease) in net assets from principal transactions	(1,279,686)	(573,916)	(65,158)	(162,846)	(1,299,957)	(623,864)

Total increase (decrease) in net assets	(9,978,406)	(2,207,453)	(231,597)	(233,348)	(1,560,588)	(740,285)

Net assets at beginning of period	55,384,489	57,591,942	2,114,495	2,347,843	4,167,908	4,908,193

Net assets at end of period	$45,406,083	$55,384,489	$1,882,898	$2,114,495	$2,607,320	$4,167,908

	2022	2021	2022	2021	2022	2021

Units, beginning of period	3,830,098	3,867,040	175,942	189,352	359,190	406,341

Units issued	892,712	557,038	8,530	14,643	101,786	240,090

Units redeemed	(1,012,966)	(593,980)	(15,046)	(28,053)	(216,625)	(287,241)

Units, end of period	3,709,844	3,830,098	169,426	175,942	244,351	359,190

See accompanying notes.	50 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$2,391	$1,581	$38,082	$24,260	$12,709	$13,275

Expenses:

Mortality and expense risk and administrative charges	(3,471)	(3,889)	(74,745)	(97,720)	(36,633)	(39,876)

Net investment income (loss)	(1,080)	(2,308)	(36,663)	(73,460)	(23,924)	(26,601)

Realized gains (losses) on investments:

Capital gain distributions received	32,278	19,644	649,424	446,710	343,899	57,256

Net realized gain (loss)	(1,235)	9,449	(9,463)	101,543	2,695	11,333

Realized gains (losses)	31,043	29,093	639,961	548,253	346,594	68,589

Unrealized appreciation (depreciation) during the period	(91,804)	280	(1,908,849)	234,211	(644,053)	628,676

Net increase (decrease) in net assets from operations	(61,841)	27,065	(1,305,551)	709,004	(321,383)	670,664

Changes from principal transactions:

Purchase payments	-	-	1,310	9,382	490	300

Transfers between sub-accounts and the company	19,970	48,449	(229,895)	124,782	(41,116)	41,985

Withdrawals	(13,295)	(29,415)	(281,527)	(344,404)	(109,876)	(167,321)

Annual contract fee	(112)	(117)	(18,932)	(21,622)	(580)	(533)

Net increase (decrease) in net assets from principal transactions	6,563	18,917	(529,044)	(231,862)	(151,082)	(125,569)

Total increase (decrease) in net assets	(55,278)	45,982	(1,834,595)	477,142	(472,465)	545,095

Net assets at beginning of period	273,711	227,729	6,132,347	5,655,205	2,884,520	2,339,425

Net assets at end of period	$218,433	$273,711	$4,297,752	$6,132,347	$2,412,055	$2,884,520

	2022	2021	2022	2021	2022	2021

Units, beginning of period	5,790	5,440	129,551	133,684	49,019	51,429

Units issued	458	1,381	1,269	5,174	739	1,409

Units redeemed	(341)	(1,031)	(14,224)	(9,307)	(3,526)	(3,819)

Units, end of period	5,907	5,790	116,596	129,551	46,232	49,019

See accompanying notes.	51 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Stock Trust Series II		Small Cap Value Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$19,056	$20,700	$-	$-	$13,913	$8,524

Expenses:

Mortality and expense risk and administrative charges	(88,545)	(98,501)	(36,862)	(61,724)	(31,536)	(39,287)

Net investment income (loss)	(69,489)	(77,801)	(36,862)	(61,724)	(17,623)	(30,763)

Realized gains (losses) on investments:

Capital gain distributions received	853,894	142,264	723,949	637,664	335,119	22,604

Net realized gain (loss)	(17,650)	39,695	(13,248)	40,599	(16,694)	(105,720)

Realized gains (losses)	836,244	181,959	710,701	678,263	318,425	(83,116)

Unrealized appreciation (depreciation) during the period	(1,553,270)	1,528,888	(1,736,610)	(636,549)	(578,010)	632,978

Net increase (decrease) in net assets from operations	(786,515)	1,633,046	(1,062,771)	(20,010)	(277,208)	519,099

Changes from principal transactions:

Purchase payments	6,260	46,260	-	9	210	216

Transfers between sub-accounts and the company	(167,618)	(141,611)	(4,113)	(8,775)	32,425	15,023

Withdrawals	(129,998)	(337,237)	(244,067)	(472,864)	(213,289)	(308,680)

Annual contract fee	(26,403)	(26,050)	(5,243)	(6,072)	(4,510)	(3,812)

Net increase (decrease) in net assets from principal transactions	(317,759)	(458,638)	(253,423)	(487,702)	(185,164)	(297,253)

Total increase (decrease) in net assets	(1,104,274)	1,174,408	(1,316,194)	(507,712)	(462,372)	221,846

Net assets at beginning of period	6,871,179	5,696,771	3,494,334	4,002,046	2,407,120	2,185,274

Net assets at end of period	$5,766,905	$6,871,179	$2,178,140	$3,494,334	$1,944,748	$2,407,120

	2022	2021	2022	2021	2022	2021

Units, beginning of period	122,725	131,224	60,937	69,611	61,081	69,150

Units issued	1,444	2,544	838	10,053	2,365	13,097

Units redeemed	(7,828)	(11,043)	(5,315)	(18,727)	(7,290)	(21,166)

Units, end of period	116,341	122,725	56,460	60,937	56,156	61,081

See accompanying notes.	52 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$7,401	$-	$9,073	$68,130	$81,095

Expenses:

Mortality and expense risk and administrative charges	(29,969)	(36,294)	(82,444)	(111,853)	(28,163)	(34,832)

Net investment income (loss)	(29,969)	(28,893)	(82,444)	(102,780)	39,967	46,263

Realized gains (losses) on investments:

Capital gain distributions received	257,018	61,209	717,380	181,698	-	-

Net realized gain (loss)	(155,374)	(197,761)	(476,421)	(615,403)	(1,345)	15,364

Realized gains (losses)	101,644	(136,552)	240,959	(433,705)	(1,345)	15,364

Unrealized appreciation (depreciation) during the period	(548,327)	613,928	(1,471,024)	1,860,706	(287,857)	(75,832)

Net increase (decrease) in net assets from operations	(476,652)	448,483	(1,312,509)	1,324,221	(249,235)	(14,205)

Changes from principal transactions:

Purchase payments	-	18,501	4,713	489	14,488	26,696

Transfers between sub-accounts and the company	(19,490)	(13,977)	(161,641)	(128,736)	(40,213)	(24,923)

Withdrawals	(192,617)	(193,980)	(782,296)	(943,030)	(127,045)	(198,585)

Annual contract fee	(1,037)	(1,075)	(14,878)	(17,748)	(862)	(898)

Net increase (decrease) in net assets from principal transactions	(213,144)	(190,531)	(954,102)	(1,089,025)	(153,632)	(197,710)

Total increase (decrease) in net assets	(689,796)	257,952	(2,266,611)	235,196	(402,867)	(211,915)

Net assets at beginning of period	2,454,008	2,196,056	7,007,273	6,772,077	2,243,085	2,455,000

Net assets at end of period	$1,764,212	$2,454,008	$4,740,662	$7,007,273	$1,840,218	$2,243,085

	2022	2021	2022	2021	2022	2021

Units, beginning of period	36,603	40,131	131,135	153,662	86,178	94,896

Units issued	97	1,061	7,869	1,289	739	4,643

Units redeemed	(3,825)	(4,589)	(28,394)	(23,816)	(7,158)	(13,361)

Units, end of period	32,875	36,603	110,610	131,135	79,759	86,178

See accompanying notes.	53 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV		Total Bond Market Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$118,589	$140,278	$15,319	$15,802	$127,920	$122,210

Expenses:

Mortality and expense risk and administrative charges	(59,104)	(71,367)	(5,663)	(6,448)	(71,714)	(76,123)

Net investment income (loss)	59,485	68,911	9,656	9,354	56,206	46,087

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(29,588)	52,296	(8,068)	370	(122,822)	26,847

Realized gains (losses)	(29,588)	52,296	(8,068)	370	(122,822)	26,847

Unrealized appreciation (depreciation) during the period	(538,544)	(158,658)	(97,434)	(28,121)	(742,144)	(268,395)

Net increase (decrease) in net assets from operations	(508,647)	(37,451)	(95,846)	(18,397)	(808,760)	(195,461)

Changes from principal transactions:

Purchase payments	3,210	5,410	-	-	-	-

Transfers between sub-accounts and the company	(219,631)	324,912	(21,724)	70,295	774,435	1,652,562

Withdrawals	(317,275)	(558,711)	(31,379)	(16,021)	(979,005)	(422,590)

Annual contract fee	(12,176)	(11,990)	(6,365)	(5,629)	(32,738)	(26,539)

Net increase (decrease) in net assets from principal transactions	(545,872)	(240,379)	(59,468)	48,645	(237,308)	1,203,433

Total increase (decrease) in net assets	(1,054,519)	(277,830)	(155,314)	30,248	(1,046,068)	1,007,972

Net assets at beginning of period	4,486,925	4,764,755	700,966	670,718	5,934,640	4,926,668

Net assets at end of period	$3,432,406	$4,486,925	$545,652	$700,966	$4,888,572	$5,934,640

	2022	2021	2022	2021	2022	2021

Units, beginning of period	182,382	191,713	48,984	45,559	444,310	358,281

Units issued	1,834	16,098	1,445	4,961	98,007	151,436

Units redeemed	(26,159)	(25,429)	(5,975)	(1,536)	(111,912)	(65,407)

Units, end of period	158,057	182,382	44,454	48,984	430,405	444,310

See accompanying notes.	54 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$39,200	$45,792	$50,824	$61,454	$250,348	$303,133

Expenses:

Mortality and expense risk and administrative charges	(53,697)	(62,055)	(93,626)	(108,991)	(270,977)	(293,663)

Net investment income (loss)	(14,497)	(16,263)	(42,802)	(47,537)	(20,629)	9,470

Realized gains (losses) on investments:

Capital gain distributions received	481,863	200,506	775,804	324,754	-	-

Net realized gain (loss)	45,841	127,576	255,530	223,302	(261,260)	(152,443)

Realized gains (losses)	527,704	328,082	1,031,334	548,056	(261,260)	(152,443)

Unrealized appreciation (depreciation) during the period	(1,462,302)	548,029	(2,529,416)	852,182	(137,732)	(271,298)

Net increase (decrease) in net assets from operations	(949,095)	859,848	(1,540,884)	1,352,701	(419,621)	(414,271)

Changes from principal transactions:

Purchase payments	11,180	10,920	3,264	356	179,200	353,464

Transfers between sub-accounts and the company	5,018	(47,688)	(32,763)	(13,824)	7,094,390	562,152

Withdrawals	(174,328)	(273,829)	(311,512)	(341,451)	(3,489,315)	(6,248,780)

Annual contract fee	(1,592)	(1,515)	(23,100)	(24,030)	(91,837)	(116,770)

Net increase (decrease) in net assets from principal transactions	(159,722)	(312,112)	(364,111)	(378,949)	3,692,438	(5,449,934)

Total increase (decrease) in net assets	(1,108,817)	547,736	(1,904,995)	973,752	3,272,817	(5,864,205)

Net assets at beginning of period	4,461,367	3,913,631	7,274,676	6,300,924	15,992,767	21,856,972

Net assets at end of period	$3,352,550	$4,461,367	$5,369,681	$7,274,676	$19,265,584	$15,992,767

	2022	2021	2022	2021	2022	2021

Units, beginning of period	101,723	110,021	132,671	140,634	1,439,734	1,923,895

Units issued	554	1,203	2,563	221	934,093	692,360

Units redeemed	(4,783)	(9,501)	(10,045)	(8,184)	(589,893)	(1,176,521)

Units, end of period	97,494	101,723	125,189	132,671	1,783,934	1,439,734

See accompanying notes.	55 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

1. Organization

John Hancock Life Insurance Company of New York Separate Account A (the "Account") is a separate account established by John Hancock Life Insurance Company of New York (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies. The Account consists of 97 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the "Trust"), and 2 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the "Non-affiliated Trusts"). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA"), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

56 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2022.

57 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2022, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

58 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

5. Fair Value Measurements

ASC 820 "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2022. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2022:

	Level 1	Level 2	Level 3	Total

Mutual Funds
Affiliated	$1,899,835,711	-	-	1,899,835,711
NonAffiliated	$3,061,711	-	-	3,061,711

Total	$1,902,897,422	-	-	1,902,897,422

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2022.

59 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2022 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$859,125	$1,261,356
500 Index Fund Series II	2,448,187	2,021,500
500 Index Fund Series NAV	371,233	452,214
Active Bond Trust Series I	46,399	189,063
Active Bond Trust Series II	1,491,014	3,409,102
American Asset Allocation Trust Series I	756,156	523,065
American Asset Allocation Trust Series II	7,925,030	6,329,675
American Global Growth Trust Series II	1,765,477	1,198,174
American Global Growth Trust Series III	2,128	2,855
American Growth Trust Series II	26,420,038	9,612,707
American Growth Trust Series III	116,845	28,328
American Growth-Income Trust Series I	456,787	839,613
American Growth-Income Trust Series II	6,604,798	10,646,411
American Growth-Income Trust Series III	46,423	51,444
American International Trust Series II	4,196,703	4,850,950
American International Trust Series III	31,107	22,320
Blue Chip Growth Trust Series I	5,430,645	1,683,719
Blue Chip Growth Trust Series II	4,658,329	2,937,873
Capital Appreciation Trust Series I	3,040,599	1,077,188
Capital Appreciation Trust Series II	2,865,200	1,262,622
Capital Appreciation Value Trust Series II	3,115,471	2,081,349
Core Bond Trust Series I	92,593	385,469
Core Bond Trust Series II	190,227	1,388,404
Disciplined Value International Trust Series I	147,217	384,328
Disciplined Value International Trust Series II	228,949	676,770
DWS Equity 500 Index	188,967	151,773
Emerging Markets Value Trust Series II	163,692	363,600
Equity Income Trust Series I	2,928,000	2,640,854
Equity Income Trust Series II	3,327,200	4,237,151
Financial Industries Trust Series I	132,230	133,812
Financial Industries Trust Series II	883,360	752,832
Fundamental All Cap Core Trust Series II	796,209	887,834
Fundamental Large Cap Value Trust Series I	3,173,041	2,313,724
Fundamental Large Cap Value Trust Series II	3,201,089	2,598,973
Global Equity Trust Series I	538,423	385,390
Global Equity Trust Series II	724,142	1,294,135
Health Sciences Trust Series I	442,203	491,498
Health Sciences Trust Series II	1,663,929	1,875,376
High Yield Trust Series I	79,173	89,429
High Yield Trust Series II	1,009,508	1,425,182
International Equity Index Series I	21,909	51,693
International Equity Index Series II	120,022	471,473
International Equity Index Series NAV	41,208	67,606
International Small Company Trust Series I	104,636	116,746
International Small Company Trust Series II	472,604	682,732
Investment Quality Bond Trust Series I	313,327	361,441
Investment Quality Bond Trust Series II	778,585	2,212,796
Lifestyle Balanced Portfolio Series I	892,515	860,411
Lifestyle Balanced Portfolio Series II	33,543,277	33,435,504

60 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Lifestyle Conservative Portfolio Series I	$170,301	$214,099
Lifestyle Conservative Portfolio Series II	6,565,362	7,491,178
Lifestyle Growth Portfolio Series I	1,433,528	802,040
Lifestyle Growth Portfolio Series II	85,104,821	64,193,046
Lifestyle Growth Portfolio Series NAV	16,504	6,929
Lifestyle Moderate Portfolio Series I	289,588	314,877
Lifestyle Moderate Portfolio Series II	8,997,543	13,454,205
Managed Volatility Balanced Portfolio Series I	285,191	586,949
Managed Volatility Balanced Portfolio Series II	8,402,553	17,775,096
Managed Volatility Conservative Portfolio Series I	25,204	189,173
Managed Volatility Conservative Portfolio Series II	1,193,271	4,111,650
Managed Volatility Growth Portfolio Series I	137,803	296,598
Managed Volatility Growth Portfolio Series II	8,018,422	16,288,006
Managed Volatility Moderate Portfolio Series I	139,790	192,769
Managed Volatility Moderate Portfolio Series II	3,272,426	7,701,228
Mid Cap Growth Trust Series I	2,471,841	627,621
Mid Cap Growth Trust Series II	4,540,318	806,328
Mid Cap Index Trust Series I	675,989	259,806
Mid Cap Index Trust Series II	1,339,479	1,248,683
Mid Value Trust Series I	215,732	323,563
Mid Value Trust Series II	1,507,358	714,229
Money Market Trust Series I	306,853	368,563
Money Market Trust Series II	64,925	932,796
Money Market Trust Series NAV	8,887	171,685
Opportunistic Fixed Income Trust Series I	47,101	95,700
Opportunistic Fixed Income Trust Series II	337,216	842,502
PIMCO All Asset	111,268	78,855
Real Estate Securities Trust Series I	162,771	92,960
Real Estate Securities Trust Series II	1,231,403	2,428,524
Science & Technology Trust Series I	3,600,462	900,972
Science & Technology Trust Series II	4,873,072	2,785,226
Select Bond Trust Series I	31,727	64,084
Select Bond Trust Series II	13,569,287	13,858,217
Short Term Government Income Trust Series I	128,591	195,392
Short Term Government Income Trust Series II	1,200,845	2,511,217
Small Cap Index Trust Series I	54,515	16,755
Small Cap Index Trust Series II	733,442	649,726
Small Cap Opportunities Trust Series I	391,148	222,254
Small Cap Opportunities Trust Series II	945,517	478,870
Small Cap Stock Trust Series II	756,373	322,710
Small Cap Value Trust Series II	440,050	307,717
Small Company Value Trust Series I	259,313	245,409
Small Company Value Trust Series II	1,129,603	1,448,769
Strategic Income Opportunities Trust Series I	82,499	196,166
Strategic Income Opportunities Trust Series II	150,608	636,994
Total Bond Market Series Trust NAV	32,910	82,720
Total Bond Market Trust Series II	1,283,151	1,464,254
Total Stock Market Index Trust Series I	538,799	231,153
Total Stock Market Index Trust Series II	937,345	568,452
Ultra Short Term Bond Trust Series II	10,315,408	6,643,598

61 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series I(*)	2022	362	$ 34.81 to $ 33.59	$ 12,618	1.75 % to 1.40%	1.20%	-19.50 % to -19.78%
	2021	383	43.24 to 41.88	16,647	1.75 to 1.40	1.33	26.51 to 26.07
	2020	403	34.18 to 33.22	13,817	1.75 to 1.40	1.82	16.46 to 16.06
	2019	449	29.35 to 28.62	13,215	1.75 to 1.40	1.69	29.23 to 28.78
	2018	491	22.71 to 22.22	11,195	1.75 to 1.40	1.31	-6.03 to -6.36

500 Index Fund Series II(*)	2022	447	32.42 to 22.87	15,063	1.90 to 1.00	1.00	-19.32 to -20.04
	2021	451	40.55 to 28.35	18,986	1.90 to 1.00	1.12	26.76 to 25.63
	2020	477	32.41 to 22.04	15,929	1.85 to 1.35	1.64	16.25 to 15.66
	2019	538	28.94 to 28.02	15,496	1.85 to 1.40	1.46	29.01 to 28.43
	2018	609	22.43 to 21.82	13,605	1.85 to 1.40	1.20	-6.21 to -6.64

500 Index Fund Series NAV(*)	2022	149	37.19 to 32.18	5,015	1.75 to 0.80	1.27	-18.96 to -19.72
	2021	155	45.89 to 40.08	6,508	1.75 to 0.80	1.31	27.33 to 26.13
	2020	182	36.04 to 31.78	6,039	1.75 to 0.80	1.81	17.19 to 16.08
	2019	203	30.75 to 27.38	5,800	1.75 to 0.80	1.69	30.11 to 28.88
	2018	235	23.63 to 21.24	5,187	1.75 to 0.80	1.34	-5.41 to -6.31

Active Bond Trust Series I(*)	2022	39	18.87 to 17.74	742	1.75 to 1.40	3.22	-15.04 to -15.34
	2021	48	22.21 to 20.95	1,058	1.75 to 1.40	3.12	-1.95 to -2.29
	2020	57	22.66 to 21.45	1,283	1.75 to 1.40	2.92	7.28 to 6.90
	2019	63	21.12 to 20.06	1,330	1.75 to 1.40	2.78	7.74 to 7.36
	2018	66	19.60 to 18.69	1,297	1.75 to 1.40	2.96	-1.99 to -2.34

Active Bond Trust Series II(*)	2022	861	16.83 to 11.94	15,121	1.85 to 1.15	3.04	-15.00 to -15.59
	2021	984	19.94 to 14.04	20,399	1.85 to 1.15	2.95	-1.91 to -2.59
	2020	1,013	20.47 to 14.32	21,505	1.85 to 1.15	2.79	7.32 to 6.57
	2019	1,037	19.21 to 13.34	20,662	1.85 to 1.15	2.50	7.78 to 7.03
	2018	1,088	17.94 to 12.38	20,208	1.85 to 1.15	2.98	-1.94 to -2.63

American Asset Allocation Trust Series I(*)	2022	197	24.19 to 22.90	4,716	1.75 to 1.40	2.29	-14.95 to -15.25
	2021	214	28.45 to 27.02	6,031	1.75 to 1.40	1.59	13.11 to 12.72
	2020	228	25.15 to 23.97	5,684	1.75 to 1.40	1.37	10.46 to 10.07
	2019	243	22.77 to 21.78	5,491	1.75 to 1.40	1.35	19.10 to 18.68
	2018	269	19.12 to 18.35	5,111	1.75 to 1.40	1.54	-6.24 to -6.57

American Asset Allocation Trust Series II(*)	2022	2,194	23.78 to 22.02	50,839	1.90 to 1.00	2.19	-14.62 to -15.39
	2021	2,414	27.85 to 26.02	65,818	1.90 to 1.00	1.46	13.47 to 12.45
	2020	2,666	24.54 to 23.14	64,361	1.90 to 1.00	1.22	10.80 to 9.81
	2019	3,053	22.15 to 21.07	66,750	1.90 to 1.00	1.21	19.47 to 18.40
	2018	3,559	18.54 to 17.80	65,410	1.90 to 1.00	1.48	-6.01 to -6.86

American Global Growth Trust Series II(*)	2022	262	28.94 to 26.71	7,551	1.85 to 1.00	0.42	-25.83 to -26.45
	2021	279	39.01 to 36.31	10,777	1.85 to 1.00	0.00	14.77 to 13.79
	2020	304	33.99 to 31.91	10,275	1.85 to 1.00	0.07	28.51 to 27.42
	2019	378	26.45 to 25.04	9,968	1.85 to 1.00	0.53	33.32 to 32.19
	2018	465	19.84 to 18.94	9,227	1.85 to 1.00	0.59	-10.37 to -11.13

American Global Growth Trust Series III(*)	2022	0	34.79 to 34.79	5	0.80 to 0.80	0.70	-25.37 to -25.37
	2021	0	46.62 to 46.62	9	0.80 to 0.80	0.00	15.48 to 15.48
	2020	0	40.37 to 40.37	8	0.80 to 0.80	0.06	29.40 to 29.40
	2019	0	31.20 to 31.20	7	0.80 to 0.80	0.99	34.10 to 34.10
	2018	0	23.27 to 23.27	6	0.80 to 0.80	1.02	-9.77 to -9.77

American Growth Trust Series II(*)	2022	1,177	58.83 to 39.52	67,843	1.90 to 1.00	1.34	-30.94 to -31.56
	2021	1,194	85.95 to 57.23	100,218	1.90 to 1.00	0.32	20.28 to 19.20
	2020	1,392	72.10 to 47.58	97,231	1.90 to 1.00	0.08	49.95 to 48.60
	2019	1,779	48.52 to 31.73	83,164	1.90 to 1.00	0.73	28.90 to 27.75
	2018	2,142	37.98 to 24.62	77,952	1.90 to 1.00	0.30	-1.70 to -2.59

American Growth Trust Series III(*)	2022	7	44.72 to 40.00	293	1.55 to 0.80	1.89	-30.51 to -31.03
	2021	7	64.36 to 57.99	413	1.55 to 0.80	0.74	21.03 to 20.12
	2020	7	53.18 to 48.28	367	1.55 to 0.80	0.07	50.77 to 49.64
	2019	10	35.27 to 32.26	339	1.55 to 0.80	1.14	29.76 to 28.79
	2018	13	27.18 to 25.05	336	1.55 to 0.80	0.73	-1.08 to -1.82

American Growth-Income Trust Series I(*)	2022	117	48.37 to 45.15	5,614	1.75 to 1.40	2.08	-17.93 to -18.22
	2021	133	58.94 to 55.21	7,736	1.75 to 1.40	0.75	21.89 to 21.47
	2020	142	48.35 to 45.45	6,769	1.75 to 1.40	1.36	11.53 to 11.14
	2019	151	43.35 to 40.90	6,450	1.75 to 1.40	1.49	23.95 to 23.52
	2018	171	34.97 to 33.11	5,893	1.75 to 1.40	1.35	-3.55 to -3.89

American Growth-Income Trust Series II(*)	2022	1,396	43.18 to 32.63	60,251	1.90 to 1.00	2.07	-17.67 to -18.40
	2021	1,572	52.92 to 39.64	82,739	1.90 to 1.00	0.65	22.29 to 21.19
	2020	1,855	43.66 to 32.41	80,045	1.90 to 1.00	1.28	11.90 to 10.89
	2019	1,966	39.38 to 28.97	76,401	1.90 to 1.00	1.39	24.39 to 23.28
	2018	2,321	31.94 to 23.29	72,809	1.90 to 1.00	1.27	-3.24 to -4.12

62 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

American Growth-Income Trust Series III(*)	2022	11	$ 37.45 to $ 33.49	$ 410	1.55 % to 0.80%	2.53%	-17.22 % to -17.84%
	2021	12	45.24 to 40.76	538	1.55 to 0.80	1.10	23.14 to 22.22
	2020	13	36.74 to 33.35	481	1.55 to 0.80	1.51	12.57 to 11.72
	2019	18	32.64 to 29.85	561	1.55 to 0.80	1.82	25.16 to 24.22
	2018	21	26.08 to 24.03	539	1.55 to 0.80	1.75	-2.60 to -3.34

American International Trust Series II(*)	2022	1,109	28.48 to 16.10	28,862	1.90 to 1.00	2.03	-21.94 to -22.64
	2021	1,190	36.81 to 20.63	39,888	1.90 to 1.00	1.74	-2.94 to -3.81
	2020	1,196	38.27 to 21.26	41,572	1.90 to 1.00	0.26	12.26 to 11.25
	2019	1,272	34.40 to 18.93	39,802	1.90 to 1.00	0.80	21.05 to 19.97
	2018	1,485	28.67 to 15.64	38,612	1.90 to 1.00	2.54	-14.45 to -15.23

American International Trust Series III(*)	2022	12	16.52 to 14.77	197	1.55 to 0.80	2.64	-21.43 to -22.02
	2021	12	21.02 to 18.94	256	1.55 to 0.80	2.29	-2.29 to -3.02
	2020	12	21.52 to 19.53	246	1.55 to 0.80	0.61	13.07 to 12.22
	2019	16	19.03 to 17.40	303	1.55 to 0.80	1.27	21.91 to 21.00
	2018	19	15.61 to 14.38	296	1.55 to 0.80	3.13	-13.90 to -14.54

Blue Chip Growth Trust Series I(*)	2022	255	74.14 to 32.33	16,301	1.75 to 1.40	0.00	-38.95 to -39.16
	2021	269	121.43 to 53.14	28,130	1.75 to 1.40	0.00	15.24 to 14.84
	2020	290	105.37 to 46.28	26,684	1.75 to 1.40	0.00	32.43 to 31.97
	2019	327	79.57 to 35.07	22,593	1.75 to 1.40	0.00	27.99 to 27.54
	2018	367	62.17 to 27.49	19,952	1.75 to 1.40	0.02	0.55 to 0.19

Blue Chip Growth Trust Series II(*)	2022	241	42.65 to 33.83	10,775	1.90 to 1.00	0.00	-38.82 to -39.37
	2021	264	70.34 to 55.29	19,392	1.90 to 1.00	0.00	15.47 to 14.44
	2020	310	61.46 to 47.88	19,775	1.90 to 1.00	0.00	32.73 to 31.54
	2019	357	46.73 to 36.08	17,253	1.90 to 1.00	0.00	28.24 to 27.09
	2018	406	36.77 to 28.13	15,333	1.90 to 1.00	0.00	0.76 to -0.15

Capital Appreciation Trust Series I(*)	2022	275	32.70 to 30.26	8,939	1.75 to 1.40	0.00	-38.56 to -38.78
	2021	297	53.23 to 49.43	15,701	1.75 to 1.40	0.00	14.14 to 13.74
	2020	323	46.64 to 43.46	14,931	1.75 to 1.40	0.00	53.87 to 53.33
	2019	360	30.31 to 28.34	10,828	1.75 to 1.40	0.04	31.05 to 30.59
	2018	417	23.13 to 21.70	9,566	1.75 to 1.40	0.26	-2.19 to -2.53

Capital Appreciation Trust Series II(*)	2022	145	45.51 to 37.82	6,843	1.85 to 1.00	0.00	-38.50 to -39.02
	2021	159	74.63 to 61.49	12,341	1.85 to 1.00	0.00	14.49 to 13.52
	2020	179	65.74 to 53.71	12,198	1.85 to 1.00	0.00	54.15 to 52.84
	2019	188	43.01 to 34.84	8,323	1.85 to 1.00	0.01	31.33 to 30.21
	2018	216	33.03 to 26.53	7,306	1.85 to 1.00	0.04	-1.98 to -2.82

Capital Appreciation Value Trust Series II(*)	2022	487	32.35 to 30.70	15,685	1.90 to 1.00	0.74	-12.94 to -13.72
	2021	516	37.50 to 35.26	19,202	1.90 to 1.00	0.58	16.68 to 15.63
	2020	571	32.43 to 30.22	18,313	1.90 to 1.00	0.90	16.02 to 14.98
	2019	633	28.20 to 26.05	17,554	1.90 to 1.00	1.20	22.86 to 21.76
	2018	699	23.16 to 21.20	15,855	1.90 to 1.00	1.85	-0.90 to -1.79

Core Bond Trust Series I(*)	2022	244	16.33 to 15.35	3,902	1.75 to 1.40	2.14	-14.87 to -15.17
	2021	262	19.18 to 18.10	4,941	1.75 to 1.40	1.77	-3.32 to -3.66
	2020	286	19.84 to 18.78	5,573	1.75 to 1.40	2.32	7.11 to 6.73
	2019	305	18.53 to 17.60	5,555	1.75 to 1.40	2.40	6.82 to 6.45
	2018	324	17.34 to 16.53	5,523	1.75 to 1.40	2.32	-1.98 to -2.32

Core Bond Trust Series II(*)	2022	375	14.86 to 11.79	5,604	1.85 to 1.00	1.87	-14.67 to -15.39
	2021	451	17.56 to 13.81	7,941	1.85 to 1.00	1.59	-3.20 to -4.02
	2020	535	18.29 to 14.27	9,816	1.85 to 1.00	2.21	7.42 to 6.51
	2019	525	17.17 to 13.28	9,004	1.85 to 1.00	2.17	6.97 to 6.06
	2018	587	16.19 to 12.42	9,472	1.85 to 1.00	2.13	-1.78 to -2.62

Disciplined Value International Trust Series I(*)	2022	140	22.11 to 20.48	3,075	1.75 to 1.40	3.51	-6.09 to -6.42
	2021	154	23.54 to 21.89	3,600	1.75 to 1.40	2.56	11.49 to 11.10
	2020	163	21.12 to 19.70	3,405	1.75 to 1.40	2.11	1.83 to 1.48
	2019	177	20.74 to 19.41	3,641	1.75 to 1.40	2.73	10.77 to 10.38
	2018	196	18.72 to 17.59	3,629	1.75 to 1.40	2.33	-16.22 to -16.52

Disciplined Value International Trust Series II(*)	2022	195	22.24 to 16.34	4,586	1.85 to 1.00	3.36	-5.93 to -6.72
	2021	217	23.84 to 17.37	5,459	1.85 to 1.00	2.36	11.74 to 10.79
	2020	235	21.52 to 15.55	5,298	1.85 to 1.00	1.91	2.04 to 1.17
	2019	261	21.27 to 15.24	5,779	1.85 to 1.00	2.53	11.01 to 10.08
	2018	287	19.32 to 13.72	5,778	1.85 to 1.00	2.20	-16.02 to -16.74

DWS Equity 500 Index	2022	41	60.24 to 56.12	2,378	1.75 to 1.40	0.84	-19.77 to -20.05
	2021	42	75.09 to 70.20	3,071	1.75 to 1.40	1.05	26.09 to 25.65
	2020	43	59.55 to 55.87	2,508	1.75 to 1.40	1.32	16.00 to 15.59
	2019	51	51.34 to 48.33	2,543	1.75 to 1.40	1.67	28.82 to 28.37
	2018	63	39.85 to 37.65	2,456	1.75 to 1.40	1.31	-6.33 to -6.66

63 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Emerging Markets Value Trust Series II(*)	2022	267	$ 11.92 to $ 11.41	$ 3,118	1.85 % to 1.00%	3.41%	-12.75 % to -13.48%
	2021	289	13.66 to 13.18	3,871	1.85 to 1.00	2.18	9.98 to 9.05
	2020	292	12.42 to 12.09	3,583	1.85 to 1.00	2.09	2.33 to 1.46
	2019	330	12.14 to 11.92	3,963	1.85 to 1.00	2.95	9.60 to 8.68
	2018	360	11.08 to 10.96	3,967	1.85 to 1.00	2.26	-14.65 to -15.38

Equity Income Trust Series I(*)	2022	266	81.16 to 42.78	19,463	1.75 to 1.40	1.76	-4.74 to -5.08
	2021	293	85.20 to 45.07	22,537	1.75 to 1.40	1.95	23.67 to 23.24
	2020	314	68.89 to 36.57	19,491	1.75 to 1.40	2.97	-0.39 to -0.74
	2019	345	69.17 to 36.84	21,289	1.75 to 1.40	2.04	24.59 to 24.15
	2018	380	55.52 to 29.68	19,228	1.75 to 1.40	1.82	-10.84 to -11.16

Equity Income Trust Series II(*)	2022	413	34.29 to 28.41	15,002	1.90 to 1.00	1.53	-4.59 to -5.45
	2021	481	36.27 to 29.77	18,460	1.90 to 1.00	1.71	23.97 to 22.86
	2020	585	29.52 to 24.02	18,120	1.90 to 1.00	2.75	-0.26 to -1.15
	2019	700	29.86 to 24.08	21,814	1.90 to 1.00	1.94	24.92 to 23.80
	2018	667	24.12 to 19.28	16,696	1.90 to 1.00	1.62	-10.66 to -11.46

Financial Industries Trust Series I(*)	2022	21	30.15 to 27.95	619	1.75 to 1.40	2.19	-14.87 to -15.16
	2021	25	35.42 to 32.94	865	1.75 to 1.40	0.86	27.90 to 27.45
	2020	25	27.69 to 25.85	678	1.75 to 1.40	1.37	0.75 to 0.39
	2019	26	27.49 to 25.75	691	1.75 to 1.40	4.33	29.96 to 29.50
	2018	27	21.15 to 19.88	554	1.75 to 1.40	1.02	-15.68 to -15.98

Financial Industries Trust Series II(*)	2022	82	28.99 to 27.75	2,465	1.85 to 1.00	1.97	-14.69 to -15.41
	2021	93	34.27 to 32.52	3,314	1.85 to 1.00	0.84	28.09 to 27.01
	2020	96	26.99 to 25.39	2,654	1.85 to 1.00	1.16	0.97 to 0.11
	2019	105	26.96 to 25.15	2,929	1.85 to 1.00	3.79	30.21 to 29.10
	2018	142	20.88 to 19.31	3,059	1.85 to 1.00	1.23	-15.48 to -16.20

Fundamental All Cap Core Trust Series II(*)	2022	86	52.16 to 23.25	4,750	1.85 to 1.00	0.01	-25.19 to -25.82
	2021	93	71.64 to 31.08	6,934	1.75 to 1.00	0.00	29.04 to 28.08
	2020	99	59.50 to 55.93	5,705	1.75 to 1.40	0.19	24.88 to 24.45
	2019	111	47.65 to 44.95	5,150	1.75 to 1.40	0.25	34.29 to 33.82
	2018	124	35.48 to 33.59	4,277	1.75 to 1.40	0.20	-14.55 to -14.85

Fundamental Large Cap Value Trust Series I(*)	2022	475	38.79 to 25.08	19,620	1.75 to 1.00	1.06	-8.87 to -9.55
	2021	516	42.88 to 27.52	23,498	1.75 to 1.00	0.76	28.67 to 27.71
	2020	559	33.58 to 21.38	19,802	1.75 to 1.00	1.08	10.84 to 10.01
	2019	629	30.52 to 19.29	20,206	1.75 to 1.00	1.15	34.50 to 33.50
	2018	707	22.86 to 14.34	16,974	1.75 to 1.00	1.07	-17.86 to -18.48

Fundamental Large Cap Value Trust Series II(*)	2022	546	37.38 to 22.02	20,230	1.85 to 1.00	0.86	-9.04 to -9.81
	2021	598	41.45 to 24.20	24,499	1.85 to 1.00	0.57	28.43 to 27.34
	2020	674	32.55 to 18.85	21,830	1.85 to 1.00	0.88	10.64 to 9.70
	2019	757	29.67 to 17.03	22,347	1.85 to 1.00	0.95	34.24 to 33.11
	2018	887	22.29 to 12.69	19,510	1.85 to 1.00	0.88	-18.06 to -18.76

Global Equity Trust Series I(*)	2022	134	20.94 to 20.56	5,286	1.75 to 0.80	2.68	-15.51 to -16.31
	2021	141	24.78 to 24.57	6,607	1.75 to 0.80	0.00	20.34 to 19.20
	2020	152	20.61 to 20.60	5,975	1.75 to 0.80	1.28	5.74 to 4.74
	2019	138	19.68 to 19.48	5,605	1.75 to 0.80	2.11	15.12 to 14.03
	2018	158	17.26 to 16.92	5,577	1.75 to 0.80	1.76	-15.18 to -15.98

Global Equity Trust Series II(*)	2022	152	22.25 to 14.98	3,555	1.90 to 1.00	2.43	-15.85 to -16.61
	2021	185	26.68 to 17.81	5,151	1.90 to 1.00	0.00	19.81 to 18.73
	2020	191	22.47 to 14.86	4,440	1.90 to 1.00	1.09	5.36 to 4.41
	2019	221	21.52 to 14.11	4,881	1.90 to 1.00	1.96	14.68 to 13.65
	2018	250	18.93 to 12.30	4,874	1.90 to 1.00	1.55	-15.50 to -16.27

Health Sciences Trust Series I(*)	2022	32	104.29 to 96.67	3,224	1.75 to 1.40	0.00	-14.29 to -14.59
	2021	36	121.69 to 113.19	4,222	1.75 to 1.40	0.00	9.65 to 9.26
	2020	37	110.98 to 103.59	3,962	1.75 to 1.40	0.00	25.40 to 24.96
	2019	37	88.50 to 82.90	3,205	1.75 to 1.40	0.00	26.89 to 26.45
	2018	42	69.75 to 65.56	2,824	1.75 to 1.40	0.00	-0.72 to -1.07

Health Sciences Trust Series II(*)	2022	73	99.85 to 45.42	7,209	1.90 to 1.00	0.00	-14.10 to -14.87
	2021	83	117.30 to 52.87	9,737	1.90 to 1.00	0.00	9.86 to 8.88
	2020	99	107.73 to 48.13	10,560	1.90 to 1.00	0.00	25.62 to 24.50
	2019	122	86.53 to 38.31	10,454	1.90 to 1.00	0.00	27.12 to 25.98
	2018	148	68.69 to 30.14	10,077	1.90 to 1.00	0.00	-0.48 to -1.38

High Yield Trust Series I(*)	2022	44	22.38 to 14.89	1,014	1.75 to 0.80	5.88	-13.94 to -14.75
	2021	47	26.26 to 17.30	1,252	1.75 to 0.80	4.83	4.98 to 3.99
	2020	52	25.25 to 16.48	1,329	1.75 to 0.80	6.33	4.97 to 3.97
	2019	57	24.28 to 15.70	1,402	1.75 to 0.80	5.20	14.74 to 13.66
	2018	66	21.37 to 13.68	1,434	1.75 to 0.80	5.80	-3.79 to -4.70

64 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

High Yield Trust Series II(*)	2022	117	$ 25.22 to $ 15.20	$ 2,761	1.85 % to 1.00%	5.33%	-14.31 % to -15.03%
	2021	138	29.39 to 17.74	3,812	1.90 to 1.00	4.63	4.62 to 3.68
	2020	157	28.35 to 16.96	4,220	1.90 to 1.00	5.74	4.61 to 3.67
	2019	186	27.34 to 16.21	4,853	1.90 to 1.00	4.93	14.35 to 13.32
	2018	211	24.33 to 14.18	4,870	1.85 to 1.00	5.55	-4.12 to -4.94

International Equity Index Series I(*)	2022	35	16.33 to 15.76	575	1.75 to 1.40	2.80	-17.42 to -17.71
	2021	38	19.78 to 19.15	743	1.75 to 1.40	2.71	6.10 to 5.73
	2020	35	18.64 to 18.11	653	1.75 to 1.40	2.47	9.10 to 8.72
	2019	40	17.08 to 16.66	677	1.75 to 1.40	2.54	19.68 to 19.27
	2018	40	14.27 to 13.97	570	1.75 to 1.40	2.32	-15.30 to -15.59

International Equity Index Series II(*)	2022	194	16.26 to 15.29	3,073	1.85 to 1.00	2.55	-17.22 to -17.92
	2021	218	19.65 to 18.63	4,183	1.85 to 1.00	2.35	6.26 to 5.36
	2020	227	18.49 to 17.68	4,123	1.85 to 1.00	2.28	9.37 to 8.45
	2019	249	16.90 to 16.30	4,145	1.85 to 1.00	2.75	19.91 to 18.89
	2018	168	14.10 to 13.71	2,346	1.85 to 1.00	2.08	-15.13 to -15.85

International Equity Index Series NAV(*)	2022	65	13.29 to 12.39	834	1.85 to 1.40	2.89	-17.32 to -17.70
	2021	68	16.08 to 15.05	1,056	1.85 to 1.40	2.61	6.10 to 5.62
	2020	70	15.15 to 14.25	1,034	1.85 to 1.40	2.43	9.21 to 8.72
	2019	78	13.88 to 13.11	1,057	1.85 to 1.40	2.47	19.75 to 19.22
	2018	85	11.59 to 10.99	963	1.85 to 1.40	2.31	-15.30 to -15.69

International Small Company Trust Series I(*)	2022	47	21.06 to 20.11	985	1.75 to 1.40	1.94	-19.31 to -19.59
	2021	51	26.10 to 25.01	1,346	1.75 to 1.40	1.25	12.14 to 11.75
	2020	55	23.27 to 22.38	1,290	1.75 to 1.40	2.07	6.86 to 6.48
	2019	62	21.78 to 21.02	1,351	1.75 to 1.40	2.14	20.90 to 20.48
	2018	70	18.01 to 17.45	1,264	1.75 to 1.40	1.24	-21.21 to -21.49

International Small Company Trust Series II(*)	2022	100	19.33 to 19.32	2,020	1.85 to 1.00	1.67	-19.16 to -19.84
	2021	117	24.11 to 23.90	2,924	1.85 to 1.00	1.08	12.34 to 11.39
	2020	125	21.65 to 21.27	2,799	1.85 to 1.00	1.94	7.09 to 6.18
	2019	132	20.38 to 19.86	2,785	1.85 to 1.00	1.77	21.14 to 20.11
	2018	149	16.97 to 16.40	2,597	1.85 to 1.00	1.17	-21.07 to -21.74

Investment Quality Bond Trust Series I(*)	2022	58	20.44 to 16.90	1,623	1.75 to 0.80	3.11	-15.55 to -16.35
	2021	62	24.44 to 20.01	2,064	1.75 to 0.80	1.99	-2.05 to -2.97
	2020	67	25.19 to 20.43	2,263	1.75 to 0.80	2.18	8.50 to 7.47
	2019	80	23.44 to 18.83	2,426	1.75 to 0.80	2.46	8.49 to 7.47
	2018	92	21.81 to 17.36	2,558	1.75 to 0.80	2.70	-1.61 to -2.55

Investment Quality Bond Trust Series II(*)	2022	557	17.26 to 12.33	9,472	1.85 to 1.00	2.82	-15.90 to -16.61
	2021	650	20.70 to 14.67	13,283	1.85 to 1.00	1.81	-2.44 to -3.26
	2020	692	21.40 to 15.03	14,682	1.85 to 1.00	2.15	8.07 to 7.15
	2019	701	19.97 to 13.91	13,847	1.85 to 1.00	2.29	8.06 to 7.15
	2018	708	18.64 to 12.87	12,992	1.85 to 1.00	2.52	-1.92 to -2.75

Lifestyle Balanced Portfolio Series I(*)	2022	338	17.45 to 16.01	5,608	1.75 to 0.80	2.46	-16.12 to -16.91
	2021	370	20.80 to 19.27	7,361	1.75 to 0.80	2.48	8.57 to 7.54
	2020	410	19.16 to 17.92	7,564	1.75 to 0.80	2.46	11.79 to 10.73
	2019	475	17.14 to 16.18	7,881	1.75 to 0.80	1.91	16.80 to 15.69
	2018	534	14.68 to 13.98	7,615	1.75 to 0.80	2.12	-5.13 to -6.03

Lifestyle Balanced Portfolio Series II(*)	2022	14,554	17.85 to 17.68	245,069	2.00 to 0.35	2.27	-15.89 to -17.27
	2021	15,915	21.37 to 21.22	321,979	2.00 to 0.35	2.32	8.83 to 7.05
	2020	16,901	19.97 to 19.50	317,208	2.00 to 0.35	2.33	12.07 to 10.23
	2019	18,135	18.11 to 17.40	306,998	2.00 to 0.35	1.68	17.15 to 15.23
	2018	20,727	15.72 to 14.85	302,681	2.00 to 0.35	2.02	-4.96 to -6.52

Lifestyle Conservative Portfolio Series I(*)	2022	141	14.78 to 13.56	1,982	1.75 to 0.80	2.75	-15.30 to -16.10
	2021	153	17.45 to 16.16	2,558	1.75 to 0.80	3.05	2.14 to 1.18
	2020	149	17.08 to 15.97	2,463	1.75 to 0.80	2.80	9.86 to 8.82
	2019	159	15.55 to 14.68	2,421	1.75 to 0.80	2.10	11.56 to 10.51
	2018	178	13.94 to 13.28	2,460	1.75 to 0.80	2.23	-2.76 to -3.68

Lifestyle Conservative Portfolio Series II(*)	2022	3,042	15.11 to 13.95	42,568	2.00 to 0.35	2.55	-15.01 to -16.40
	2021	3,298	17.78 to 16.68	54,913	2.00 to 0.35	2.58	2.32 to 0.65
	2020	3,650	17.38 to 16.57	60,087	2.00 to 0.35	2.60	10.14 to 8.33
	2019	3,916	15.78 to 15.30	59,144	2.00 to 0.35	1.92	11.83 to 10.00
	2018	4,327	14.11 to 13.91	59,062	2.00 to 0.35	2.16	-2.51 to -4.11

Lifestyle Growth Portfolio Series I(*)	2022	497	19.38 to 17.78	9,132	1.75 to 0.80	2.37	-16.75 to -17.54
	2021	530	23.28 to 21.56	11,775	1.75 to 0.80	2.36	13.16 to 12.09
	2020	521	20.57 to 19.23	10,301	1.75 to 0.80	2.45	12.67 to 11.60
	2019	565	18.26 to 17.23	9,955	1.75 to 0.80	1.79	20.49 to 19.35
	2018	600	15.15 to 14.44	8,815	1.75 to 0.80	2.13	-6.87 to -7.75

65 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Growth Portfolio Series II(*)	2022	27,200	$ 20.56 to $ 19.83	$ 513,128	2.00 % to 0.35%	2.13%	-16.53 % to -17.90%
	2021	29,673	25.04 to 23.76	678,568	2.00 to 0.35	2.10	13.44 to 11.59
	2020	31,622	22.44 to 20.94	643,824	2.00 to 0.35	2.22	12.97 to 11.12
	2019	35,216	20.20 to 18.54	641,638	2.00 to 0.35	1.56	20.78 to 18.80
	2018	40,408	17.00 to 15.35	615,237	2.00 to 0.35	1.84	-6.64 to -8.18

Lifestyle Growth Portfolio Series NAV(*)	2022	7	14.98 to 14.98	105	1.20 to 1.20	2.44	-16.99 to -16.99
	2021	7	18.05 to 18.05	133	1.20 to 1.20	2.39	12.77 to 12.77
	2020	8	16.00 to 15.80	123	1.60 to 1.20	1.34	12.28 to 11.83
	2019	19	14.25 to 14.13	263	1.60 to 1.20	1.91	20.07 to 19.59
	2018	19	11.87 to 11.81	225	1.60 to 1.20	2.20	-7.20 to -7.57

Lifestyle Moderate Portfolio Series I(*)	2022	124	16.51 to 15.15	1,934	1.75 to 0.80	2.62	-15.86 to -16.65
	2021	135	19.62 to 18.17	2,532	1.75 to 0.80	2.67	6.39 to 5.39
	2020	140	18.44 to 17.24	2,474	1.75 to 0.80	2.55	11.20 to 10.14
	2019	167	16.59 to 15.66	2,673	1.75 to 0.80	1.96	15.04 to 13.96
	2018	188	14.42 to 13.74	2,620	1.75 to 0.80	2.17	-4.35 to -5.26

Lifestyle Moderate Portfolio Series II(*)	2022	4,523	16.90 to 16.48	71,445	2.00 to 0.35	2.29	-15.63 to -17.01
	2021	5,166	20.03 to 19.86	98,041	2.00 to 0.35	2.42	6.65 to 4.91
	2020	5,526	18.93 to 18.78	99,410	2.00 to 0.35	2.38	11.48 to 9.65
	2019	6,049	17.26 to 16.85	98,685	2.00 to 0.35	1.76	15.31 to 13.43
	2018	6,881	15.22 to 14.61	98,358	2.00 to 0.35	2.05	-4.11 to -5.69

Managed Volatility Balanced Portfolio Series I(*)	2022	180	21.52 to 19.48	4,519	1.75 to 0.80	2.43	-15.75 to -16.55
	2021	198	25.78 to 23.13	5,948	1.75 to 0.80	2.45	8.89 to 7.86
	2020	222	23.90 to 21.24	6,230	1.75 to 0.80	2.39	1.00 to 0.04
	2019	255	23.89 to 21.03	7,135	1.75 to 0.80	2.01	16.98 to 15.88
	2018	266	20.62 to 17.98	6,385	1.75 to 0.80	2.15	-5.65 to -6.54

Managed Volatility Balanced Portfolio Series II(*)	2022	6,036	22.30 to 19.37	124,655	1.90 to 0.35	2.23	-15.51 to -16.81
	2021	6,676	26.81 to 22.93	165,504	1.90 to 0.35	2.26	9.16 to 7.48
	2020	7,556	24.94 to 21.01	172,334	1.90 to 0.35	2.24	1.20 to -0.37
	2019	8,661	25.03 to 20.76	198,055	1.90 to 0.35	1.74	17.32 to 15.51
	2018	10,029	21.67 to 17.69	197,038	1.90 to 0.35	1.99	-5.37 to -6.83

Managed Volatility Conservative Portfolio Series I(*)	2022	32	20.73 to 17.67	849	1.75 to 0.80	2.55	-15.48 to -16.28
	2021	38	24.76 to 20.91	1,210	1.75 to 0.80	2.99	2.65 to 1.68
	2020	45	24.35 to 20.37	1,395	1.75 to 0.80	2.70	2.57 to 1.60
	2019	55	23.96 to 19.86	1,668	1.75 to 0.80	2.34	12.48 to 11.42
	2018	58	21.51 to 17.66	1,532	1.75 to 0.80	2.44	-2.96 to -3.89

Managed Volatility Conservative Portfolio Series II(*)	2022	1,490	18.47 to 18.02	25,635	1.90 to 0.35	2.49	-15.23 to -16.53
	2021	1,663	22.13 to 21.26	34,213	1.90 to 0.35	2.75	2.95 to 1.36
	2020	1,910	21.83 to 20.65	38,661	1.90 to 0.35	2.70	2.77 to 1.19
	2019	2,165	21.57 to 20.09	43,186	1.90 to 0.35	2.18	12.78 to 11.05
	2018	2,410	19.43 to 17.82	43,187	1.90 to 0.35	2.25	-2.74 to -4.24

Managed Volatility Growth Portfolio Series I(*)	2022	122	20.01 to 19.43	3,001	1.75 to 0.80	2.30	-15.54 to -16.33
	2021	133	23.92 to 23.00	3,850	1.75 to 0.80	2.21	11.92 to 10.87
	2020	135	21.58 to 20.55	3,544	1.75 to 0.80	2.06	-2.21 to -3.13
	2019	154	22.27 to 21.02	4,177	1.75 to 0.80	1.74	18.60 to 17.48
	2018	165	18.96 to 17.72	3,775	1.75 to 0.80	2.05	-7.29 to -8.17

Managed Volatility Growth Portfolio Series II(*)	2022	6,894	19.19 to 16.05	146,707	2.00 to 0.35	2.06	-15.32 to -16.71
	2021	7,440	22.66 to 19.26	189,439	2.00 to 0.35	1.96	12.18 to 10.35
	2020	8,217	20.20 to 17.46	187,777	2.00 to 0.35	1.90	-1.95 to -3.56
	2019	9,391	20.60 to 18.10	221,165	2.00 to 0.35	1.50	18.90 to 16.95
	2018	10,851	17.33 to 15.48	216,439	2.00 to 0.35	1.83	-7.03 to -8.56

Managed Volatility Moderate Portfolio Series I(*)	2022	74	22.30 to 19.95	2,034	1.75 to 0.80	2.57	-15.55 to -16.35
	2021	78	26.66 to 23.63	2,589	1.75 to 0.80	2.68	7.04 to 6.02
	2020	85	25.14 to 22.07	2,625	1.75 to 0.80	2.68	2.49 to 1.52
	2019	91	24.77 to 21.54	2,757	1.75 to 0.80	2.06	15.79 to 14.70
	2018	107	21.59 to 18.60	2,867	1.75 to 0.80	2.21	-4.76 to -5.66

Managed Volatility Moderate Portfolio Series II(*)	2022	2,337	21.50 to 20.09	45,764	1.90 to 0.35	2.33	-15.39 to -16.69
	2021	2,656	25.81 to 23.74	61,983	1.90 to 0.35	2.47	7.38 to 5.73
	2020	3,016	24.41 to 22.11	66,826	1.90 to 0.35	2.46	2.69 to 1.11
	2019	3,418	31.18 to 24.14	74,347	1.90 to 0.45	1.84	15.90 to 14.24
	2018	4,000	26.90 to 21.13	75,444	1.90 to 0.45	2.14	-4.56 to -5.94

Mid Cap Growth Trust Series I(*)	2022	118	45.88 to 36.42	5,523	1.75 to 0.80	0.00	-35.16 to -35.78
	2021	127	71.43 to 56.16	9,210	1.75 to 0.80	0.00	2.71 to 1.74
	2020	133	70.21 to 54.68	9,467	1.75 to 0.80	0.00	64.07 to 62.52
	2019	153	43.20 to 33.33	6,668	1.75 to 0.80	0.00	33.45 to 32.19
	2018	175	32.68 to 24.97	5,763	1.75 to 0.80	0.00	-2.35 to -3.28

66 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Mid Cap Growth Trust Series II(*)	2022	157	$ 53.06 to $ 33.12	$ 8,748	1.90 % to 1.00%	0.00	-35.42 % to -36.00%
	2021	162	82.91 to 51.28	14,000	1.90 to 1.00	0.00	2.27 to 1.36
	2020	179	81.80 to 50.14	15,173	1.90 to 1.00	0.00	63.37 to 61.91
	2019	218	50.52 to 30.69	11,414	1.90 to 1.00	0.00	32.91 to 31.72
	2018	250	38.35 to 23.09	9,878	1.90 to 1.00	0.00	-2.69 to -3.57

Mid Cap Index Trust Series I(*)	2022	75	51.84 to 45.29	4,151	1.75 to 0.80	1.11	-14.12 to -14.93
	2021	78	60.94 to 52.74	5,066	1.75 to 0.80	0.88	23.22 to 22.06
	2020	85	49.93 to 42.80	4,507	1.75 to 0.80	1.56	12.31 to 11.25
	2019	95	44.88 to 38.11	4,526	1.75 to 0.80	1.11	24.59 to 23.41
	2018	110	36.37 to 30.59	4,204	1.75 to 0.80	1.09	-12.17 to -13.00

Mid Cap Index Trust Series II(*)	2022	168	45.84 to 30.15	7,977	1.85 to 1.00	0.90	-14.44 to -15.17
	2021	191	54.03 to 35.24	10,557	1.85 to 1.00	0.66	22.72 to 21.69
	2020	218	44.40 to 28.72	9,841	1.85 to 1.00	1.40	11.85 to 10.90
	2019	240	40.04 to 25.67	9,779	1.85 to 1.00	0.93	24.19 to 23.13
	2018	263	32.52 to 20.67	8,679	1.85 to 1.00	0.87	-12.54 to -13.29

Mid Value Trust Series I(*)	2022	32	44.94 to 42.24	1,408	1.75 to 1.40	0.84	-5.64 to -5.96
	2021	38	47.62 to 44.92	1,769	1.75 to 1.40	0.95	22.61 to 22.18
	2020	40	38.84 to 36.76	1,556	1.75 to 1.40	1.64	8.07 to 7.69
	2019	47	35.94 to 34.14	1,657	1.75 to 1.40	1.03	17.88 to 17.46
	2018	65	30.49 to 29.06	1,952	1.75 to 1.40	0.71	-12.09 to -12.40

Mid Value Trust Series II(*)	2022	161	40.37 to 19.00	6,859	1.85 to 1.35	0.71	-5.80 to -6.27
	2021	160	43.06 to 20.17	7,234	1.85 to 1.35	0.79	22.43 to 21.82
	2020	173	35.35 to 16.47	6,389	1.85 to 1.35	1.46	7.91 to 7.37
	2019	204	32.92 to 15.27	7,000	1.85 to 1.35	0.89	17.56 to 16.97
	2018	223	28.15 to 12.99	6,497	1.85 to 1.35	0.56	-12.13 to -12.57

Money Market Trust Series I(*)	2022	99	11.59 to 11.14	1,438	1.75 to 1.00	1.30	0.28 to -0.46
	2021	104	11.56 to 11.19	1,500	1.75 to 1.00	0.00	-0.99 to -1.73
	2020	109	11.68 to 11.39	1,598	1.75 to 1.00	0.32	-0.69 to -1.44
	2019	116	11.76 to 11.56	1,724	1.75 to 1.00	1.93	0.92 to 0.17
	2018	131	11.65 to 11.54	1,934	1.75 to 1.00	1.52	0.53 to -0.23

Money Market Trust Series II(*)	2022	530	11.85 to 10.30	5,856	1.85 to 1.00	1.02	0.07 to -0.77
	2021	607	11.84 to 10.38	6,724	1.85 to 1.00	0.00	-0.99 to -1.83
	2020	717	11.96 to 10.58	8,081	1.85 to 1.00	0.25	-0.76 to -1.60
	2019	791	12.05 to 10.75	9,012	1.85 to 1.00	1.73	0.72 to -0.13
	2018	904	11.97 to 10.68	10,258	1.90 to 1.00	1.31	0.32 to -0.58

Money Market Trust Series NAV(*)	2022	31	12.08 to 11.80	367	1.75 to 1.40	1.24	-0.06 to -0.41
	2021	44	12.09 to 11.85	530	1.75 to 1.40	0.00	-1.39 to -1.73
	2020	47	12.26 to 12.06	574	1.75 to 1.40	0.35	-1.07 to -1.42
	2019	55	12.39 to 12.24	675	1.75 to 1.40	2.00	0.57 to 0.22
	2018	74	12.32 to 12.21	902	1.75 to 1.40	1.58	0.17 to -0.18

Opportunistic Fixed Income Trust Series I(*)	2022	29	36.81 to 22.28	1,022	1.75 to 1.40	2.68	-12.35 to -12.66
	2021	31	42.00 to 25.51	1,251	1.75 to 1.40	2.70	-3.38 to -3.72
	2020	35	43.47 to 26.50	1,446	1.75 to 1.40	3.96	12.21 to 11.81
	2019	36	38.74 to 23.70	1,331	1.75 to 1.40	6.42	4.90 to 4.53
	2018	39	36.93 to 22.67	1,356	1.75 to 1.40	2.70	-3.27 to -3.61

Opportunistic Fixed Income Trust Series II(*)	2022	253	19.78 to 11.87	4,763	1.90 to 1.00	2.44	-12.15 to -12.93
	2021	285	22.72 to 13.51	6,160	1.90 to 1.00	2.61	-3.23 to -4.10
	2020	285	23.69 to 13.96	6,430	1.90 to 1.00	3.67	12.50 to 11.49
	2019	321	21.25 to 12.41	6,506	1.90 to 1.00	6.18	5.03 to 4.09
	2018	346	20.42 to 11.82	6,767	1.90 to 1.00	2.67	-3.01 to -3.89

PIMCO All Asset	2022	30	22.97 to 21.12	684	1.85 to 1.40	7.26	-13.34 to -13.73
	2021	33	26.51 to 24.48	861	1.85 to 1.40	10.61	14.29 to 13.78
	2020	39	23.20 to 21.52	895	1.85 to 1.40	4.66	6.24 to 5.76
	2019	42	21.83 to 20.35	917	1.85 to 1.40	2.59	9.89 to 9.40
	2018	49	19.87 to 18.60	980	1.85 to 1.40	2.68	-6.91 to -7.33

Real Estate Securities Trust Series I(*)	2022	19	64.03 to 58.15	1,215	1.75 to 1.40	1.08	-29.50 to -29.75
	2021	20	90.83 to 82.78	1,775	1.75 to 1.40	1.48	44.75 to 44.24
	2020	21	62.75 to 57.39	1,302	1.75 to 1.40	1.87	-6.96 to -7.28
	2019	26	67.44 to 61.89	1,745	1.75 to 1.40	2.10	27.60 to 27.16
	2018	29	52.85 to 48.67	1,524	1.75 to 1.40	1.65	-4.81 to -5.15

Real Estate Securities Trust Series II(*)	2022	71	46.63 to 21.61	3,255	1.85 to 1.00	0.81	-29.35 to -29.95
	2021	96	66.57 to 30.58	6,259	1.85 to 1.00	1.24	45.01 to 43.78
	2020	112	46.30 to 21.09	5,048	1.85 to 1.00	1.81	-6.74 to -7.53
	2019	120	50.07 to 22.61	5,862	1.85 to 1.00	1.88	27.80 to 26.72
	2018	134	39.51 to 17.70	5,149	1.85 to 1.00	1.61	-4.61 to -5.42

67 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Science & Technology Trust Series I(*)	2022	135	$ 57.04 to $ 18.96	$ 6,114	1.75 % to 1.40%	0.00	-36.57 % to -36.79%
	2021	138	89.93 to 29.99	9,875	1.75 to 1.40	0.00	7.02 to 6.65
	2020	160	84.03 to 28.12	10,544	1.75 to 1.40	0.00	55.26 to 54.72
	2019	175	54.12 to 18.18	7,521	1.75 to 1.40	0.12	36.14 to 35.66
	2018	193	39.75 to 13.40	6,137	1.75 to 1.40	0.00	-2.00 to -2.34

Science & Technology Trust Series II(*)	2022	121	55.35 to 45.08	6,901	1.90 to 1.00	0.00	-36.40 to -36.97
	2021	141	87.81 to 70.88	12,813	1.90 to 1.00	0.00	7.23 to 6.27
	2020	140	82.63 to 66.10	11,798	1.90 to 1.00	0.00	55.59 to 54.19
	2019	162	53.59 to 42.48	8,831	1.90 to 1.00	0.00	36.37 to 35.15
	2018	172	39.65 to 31.15	6,953	1.90 to 1.00	0.00	-1.78 to -2.66

Select Bond Trust Series I(*)	2022	33	13.70 to 12.60	443	1.55 to 0.80	2.90	-14.88 to -15.52
	2021	36	16.09 to 14.91	571	1.55 to 0.80	2.84	-1.98 to -2.72
	2020	34	16.42 to 15.33	548	1.55 to 0.80	2.47	8.21 to 7.40
	2019	48	15.17 to 14.27	725	1.55 to 0.80	2.52	8.08 to 7.27
	2018	52	14.04 to 13.30	716	1.55 to 0.80	2.79	-1.23 to -1.97

Select Bond Trust Series II(*)	2022	3,710	12.35 to 11.27	45,406	2.00 to 1.00	2.74	-15.23 to -16.07
	2021	3,830	14.57 to 13.43	55,384	2.00 to 1.00	2.59	-2.37 to -3.35
	2020	3,867	14.93 to 13.89	57,592	2.00 to 1.00	2.85	7.77 to 6.70
	2019	3,893	13.85 to 13.02	54,109	2.00 to 1.00	2.36	7.65 to 6.58
	2018	4,424	12.87 to 12.22	57,517	2.00 to 1.00	2.56	-1.62 to -2.61

Short Term Government Income Trust Series I(*)	2022	169	11.25 to 10.76	1,883	1.75 to 1.40	1.45	-7.78 to -8.10
	2021	176	12.20 to 11.71	2,114	1.75 to 1.40	1.70	-2.96 to -3.29
	2020	189	12.57 to 12.11	2,348	1.75 to 1.40	1.72	2.15 to 1.79
	2019	177	12.31 to 11.90	2,153	1.75 to 1.40	1.63	1.95 to 1.59
	2018	200	12.07 to 11.71	2,386	1.75 to 1.40	1.99	-0.57 to -0.92

Short Term Government Income Trust Series II(*)	2022	244	11.22 to 10.36	2,607	1.85 to 1.00	1.23	-7.60 to -8.38
	2021	359	12.15 to 11.31	4,168	1.85 to 1.00	1.42	-2.76 to -3.58
	2020	406	12.49 to 11.73	4,908	1.85 to 1.00	1.67	2.36 to 1.49
	2019	236	12.20 to 11.56	2,787	1.85 to 1.00	1.38	2.15 to 1.29
	2018	327	11.95 to 11.41	3,814	1.85 to 1.00	1.78	-0.37 to -1.22

Small Cap Index Trust Series I(*)	2022	6	37.53 to 35.78	218	1.75 to 1.40	1.01	-21.75 to -22.03
	2021	6	47.96 to 45.89	274	1.75 to 1.40	0.60	12.90 to 12.50
	2020	5	42.48 to 40.79	228	1.75 to 1.40	1.37	17.63 to 17.21
	2019	7	36.12 to 34.80	245	1.75 to 1.40	1.02	23.31 to 22.87
	2018	6	29.29 to 28.32	170	1.75 to 1.40	0.92	-12.66 to -12.97

Small Cap Index Trust Series II(*)	2022	117	34.73 to 17.80	4,298	1.85 to 1.00	0.79	-21.60 to -22.26
	2021	130	44.68 to 22.71	6,132	1.85 to 1.00	0.38	13.11 to 12.16
	2020	134	43.32 to 39.83	5,655	1.85 to 1.40	1.23	17.39 to 16.87
	2019	145	36.90 to 34.08	5,222	1.85 to 1.40	0.77	23.04 to 22.49
	2018	163	29.99 to 27.83	4,805	1.85 to 1.40	0.71	-12.79 to -13.18

Small Cap Opportunities Trust Series I(*)	2022	46	52.64 to 49.13	2,412	1.75 to 1.40	0.50	-11.31 to -11.62
	2021	49	59.35 to 55.60	2,885	1.75 to 1.40	0.48	29.28 to 28.82
	2020	51	45.91 to 43.16	2,339	1.75 to 1.40	0.71	8.35 to 7.97
	2019	54	42.37 to 39.97	2,263	1.75 to 1.40	0.39	23.79 to 23.36
	2018	66	34.23 to 32.40	2,249	1.75 to 1.40	0.41	-15.05 to -15.35

Small Cap Opportunities Trust Series II(*)	2022	116	46.50 to 28.90	5,767	1.85 to 1.00	0.31	-11.14 to -11.89
	2021	123	52.77 to 32.53	6,871	1.85 to 1.00	0.31	29.55 to 28.45
	2020	131	41.08 to 25.11	5,697	1.85 to 1.00	0.54	8.56 to 7.64
	2019	140	38.17 to 23.13	5,634	1.85 to 1.00	0.16	24.01 to 22.96
	2018	166	31.04 to 18.65	5,417	1.85 to 1.00	0.24	-14.88 to -15.61

Small Cap Stock Trust Series II(*)	2022	56	38.80 to 28.96	2,178	1.90 to 1.00	0.00	-31.94 to -32.55
	2021	61	57.53 to 42.54	3,494	1.90 to 1.00	0.00	0.05 to -0.85
	2020	70	58.02 to 42.52	4,002	1.90 to 1.00	0.00	49.72 to 48.38
	2019	73	39.10 to 28.40	2,832	1.90 to 1.00	0.00	36.37 to 35.15
	2018	80	28.93 to 20.82	2,291	1.90 to 1.00	0.00	-6.39 to -7.23

Small Cap Value Trust Series II(*)	2022	56	34.13 to 23.96	1,945	1.85 to 1.00	0.66	-11.38 to -12.12
	2021	61	38.84 to 27.04	2,407	1.85 to 1.00	0.33	24.72 to 23.66
	2020	69	31.41 to 21.68	2,185	1.85 to 1.00	0.85	-7.88 to -8.66
	2019	80	34.39 to 23.53	2,777	1.85 to 1.00	0.37	25.08 to 24.02
	2018	88	27.73 to 18.82	2,458	1.85 to 1.00	0.47	-13.53 to -14.27

Small Company Value Trust Series I(*)	2022	33	53.21 to 52.91	1,764	1.75 to 1.40	0.00	-19.86 to -20.14
	2021	37	66.40 to 66.25	2,454	1.75 to 1.40	0.31	21.00 to 20.57
	2020	40	54.95 to 54.88	2,196	1.75 to 1.40	0.29	7.72 to 7.34
	2019	45	51.19 to 50.94	2,308	1.75 to 1.40	0.83	23.78 to 23.35
	2018	56	41.50 to 41.15	2,294	1.75 to 1.40	0.37	-14.16 to -14.46

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Company Value Trust Series II(*)	2022	111	$ 39.37 to $ 25.06	$ 4,741	1.85 % to 1.00%	0.00	-19.75 % to -20.43%
	2021	131	49.48 to 31.22	7,007	1.85 to 1.00	0.13	21.29 to 20.27
	2020	154	41.14 to 25.74	6,772	1.85 to 1.00	0.11	7.98 to 7.07
	2019	176	38.42 to 23.84	7,182	1.85 to 1.00	0.67	23.97 to 22.92
	2018	189	31.26 to 19.23	6,258	1.85 to 1.00	0.17	-13.96 to -14.69

Strategic Income Opportunities Trust Series I(*)	2022	80	22.88 to 21.44	1,840	1.75 to 1.40	3.44	-11.31 to -11.62
	2021	86	25.80 to 24.25	2,243	1.75 to 1.40	3.34	-0.50 to -0.85
	2020	95	25.93 to 24.46	2,455	1.75 to 1.40	1.63	7.08 to 6.71
	2019	104	24.22 to 22.92	2,504	1.75 to 1.40	2.65	9.37 to 8.98
	2018	124	22.14 to 21.03	2,735	1.75 to 1.40	3.70	-6.36 to -6.69

Strategic Income Opportunities Trust Series II(*)	2022	158	20.52 to 14.22	3,432	1.85 to 1.00	3.12	-11.19 to -11.94
	2021	182	23.31 to 16.01	4,487	1.85 to 1.00	3.07	-0.30 to -1.15
	2020	192	23.58 to 16.06	4,765	1.85 to 1.00	1.39	7.28 to 6.37
	2019	221	22.16 to 14.97	5,150	1.85 to 1.00	2.48	9.65 to 8.72
	2018	248	20.39 to 13.65	5,282	1.85 to 1.00	3.52	-6.23 to -7.03

Total Bond Market Series Trust NAV(*)	2022	44	12.48 to 11.56	546	1.55 to 0.80	2.58	-14.05 to -14.69
	2021	49	14.52 to 13.55	701	1.55 to 0.80	2.34	-2.64 to -3.37
	2020	46	14.91 to 14.02	671	1.55 to 0.80	1.91	6.53 to 5.73
	2019	64	14.00 to 13.26	880	1.55 to 0.80	2.28	7.44 to 6.63
	2018	67	13.03 to 12.44	861	1.55 to 0.80	2.73	-1.04 to -1.79

Total Bond Market Trust Series II(*)	2022	430	11.88 to 10.88	4,889	1.90 to 1.00	2.57	-14.44 to -15.20
	2021	444	13.88 to 12.83	5,935	1.90 to 1.00	2.41	-3.07 to -3.94
	2020	358	14.32 to 13.35	4,927	1.90 to 1.00	2.16	6.04 to 5.09
	2019	336	13.51 to 12.71	4,371	1.90 to 1.00	2.37	6.95 to 5.99
	2018	243	12.63 to 11.99	2,969	1.90 to 1.00	2.35	-1.49 to -2.38

Total Stock Market Index Trust Series I(*)	2022	97	34.51 to 32.86	3,353	1.75 to 1.40	1.06	-21.51 to -21.79
	2021	102	43.97 to 42.01	4,461	1.75 to 1.40	1.07	22.72 to 22.29
	2020	110	35.83 to 34.35	3,914	1.75 to 1.40	1.71	19.75 to 19.33
	2019	123	29.92 to 28.79	3,641	1.75 to 1.40	1.55	27.83 to 27.38
	2018	134	23.41 to 22.60	3,119	1.75 to 1.40	1.16	-7.02 to -7.35

Total Stock Market Index Trust Series II(*)	2022	125	40.93 to 21.25	5,370	1.85 to 1.35	0.86	-21.61 to -22.00
	2021	133	52.47 to 27.11	7,275	1.85 to 1.35	0.90	22.53 to 21.92
	2020	141	43.04 to 22.12	6,301	1.85 to 1.35	1.58	19.56 to 18.96
	2019	145	36.18 to 18.71	5,452	1.85 to 1.00	1.33	28.12 to 27.03
	2018	176	28.48 to 14.61	5,172	1.85 to 1.00	0.94	-6.86 to -7.65

Ultra Short Term Bond Trust Series II(*)	2022	1,784	11.73 to 10.31	19,266	2.00 to 1.00	1.40	-2.03 to -3.00
	2021	1,440	11.97 to 10.63	15,993	2.00 to 1.00	1.58	-1.65 to -2.63
	2020	1,924	12.75 to 10.92	21,857	2.00 to 0.35	1.97	0.92 to -0.73
	2019	1,560	12.63 to 11.00	17,870	2.00 to 0.35	1.72	2.55 to 0.88
	2018	1,480	11.91 to 10.90	16,784	2.00 to 1.00	1.57	0.18 to -0.82

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.00% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

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